UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Aperture New World Opportunities Fund

Aperture Endeavour Equity Fund

Aperture Discover Equity Fund

Annual Report

December 31, 2019

Beginning on April 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-888-514-7557.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-888-514-7557. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Aperture Investors, LLC Funds if you invest directly with the Funds.

Investment Adviser:

Aperture Investors, LLC

The Funds file their complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Form N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, will be available after August 30 (i) without charge, upon request, by calling 1-888-514-7557; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019 (Unaudited)

SHAREHOLDER LETTER

Dear Shareholder,

We are pleased to announce that the New World Opportunities Fund’s Institutional share class finished 2019 with a total return of 2.97% net of fees since inception (March 18, 2019), just behind the Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index, our benchmark, which returned 4.60%.1

Performance was impressive given the costs associated with the Fund’s launch amid very choppy market conditions. The team spent much of the year building our long-biased Fundamental credit portfolio, which attempts to capture above-market returns relative to credit ratings. The Fundamental strategy, which represents over 90% of our capital allocation, in fact slightly outperformed the benchmark from inception on a gross basis. Our three other sub-strategies within the portfolio - short-term Technical trading, Relative Value (“RV” - long/short positions across different asset classes), and Special Situations all struggled amid the risk-on/risk-off rollercoaster environment of 2019, but found some better momentum in the last month of the year as markets gained clarity over a China-US trade agreement. The share class as a whole outperformed the benchmark by 46bps in December. Technical added 4bps of return with notable gains in gold mining issuers and South African rand positions which helped to offset losses from earlier in the year. RV, led by some key long positions in Brazilian financials and Chinese internet names, also added around 4bps after some whipsawing losses throughout the year tied to the ongoing China-US trade battle. Special Situations added 3bps in December but was responsible for most of the fund’s underperformance in 2019. Our core Fundamental strategy was up approximately 1.40% on the month, exceeding our benchmark return of 1.05%.2

Our geographic exposures remained relatively stable over the year, with China remaining our largest single country exposure but also our largest underweight position compared to our benchmark. At year-end the Fundamental strategy was exposed to about 75 countries, with a 30-Day SEC yield of 4.13.3 We ended 2019 with 69% exposure to corporate and quasi-sovereign credit, and 26% to sovereign credits.

With the core Fundamental portfolio now built out, we believe that the Fund overall is well-positioned to take advantage of resuming global growth as PMI’s (Purchasing Managers’ Indices) worldwide have been strengthening.4 Our RV portfolio, with 0.27% net exposure, will try to capture the structural outperformance of select corporate names while hedging a variety of FX and market risks. Our Technical strategy is looking at several mean reversion and momentum trades tied to growth, broad EM equities, and some select FX positions. And our Special Situations is trying to capture returns from the steepening yield curves of several markets including South Africa, Brazil, and Poland.

Sincerely,

Peter Marber

Portfolio Manager

There are risks involved with investing, including possible loss of principal. Past performance is no guarantee of future results. There is no guarantee the Fund will achieve its investment objective.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019 (Unaudited)

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as a forecast of future events, research or investment advice.

[1]	Source: Bloomberg, as of 12/31/19
[2]	Source: Return analysis from Aperture, Benchmark return from Bloomberg as of 12/31/19
[3]

Source: SEI. The 30 - Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission for bond funds. The yield is calculated by dividing the net investment income per share earned during the 30-day period by the maximum offering price per share on the last day of the period. The yield figure reflects the dividends and interest earned during the 30-day period, after the deduction of the Fund’s expenses and includes any applicable waiver or reimbursement. 30-day Unsb. SEC Yield = 3.92. The 30 - Day SEC Yield Unsb does not reflect the fee waivers currently in effect.

[4]	The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2019 (Unaudited)

Dear Shareholder,

Global equity markets closed the year on a high note, with our benchmark, the MSCI ACWI Hedged to USD Net Total Return Index1 up 2.75% in December. This came on the back of a proposed trade deal between the US and China, a landslide victory by Boris Johnson in the UK, as well as signs of Chinese monetary stimulus. It is no surprise given the latter two events that some of the best performing indices in dollar terms were the Hang Seng (+7.53%), MSCI Emerging Markets (+7.17%), and FTSE 100 (+5.29%).2 Due to increased trade uncertainties and protests from political tensions, Hong Kong had underperformed all year.

Our Institutional share class finished December 2019 with a total net return of 4.25% for the month, exceeding the benchmark’s return of 2.75%.3 The Fund’s return since inception on September 30, 2019 was 7.90% through the end of December, matching that of our benchmark over the same period. Our strongest single performer was a global online food delivery business. In mid-December, the company announced a merger that we believe should accelerate the firm’s path to profitability and create a market leader in a fast-growing, attractive market. We had contemplated the merger as part of our initial investment thesis, but the announcement happened sooner than we had anticipated and accelerates their potential to expand their footprint to other markets. That said, we decreased the position’s size in our portfolio in order to deploy capital into additional, more timely opportunities, given that regulatory approval could take some time and we believe the market has now priced in some of these recent developments.

Our weakest performer on a dollar basis was a US power producer, which cost us 51 bps and underperformed the benchmark by approximately 15%. In our view, a mismanaged secondary offering by a large legacy shareholder, weak seasonal upside, and market participants preferring to deploy capital into more short-term cyclical sectors all contributed to the weakness in the stock. Despite these developments, we continue to have confidence in our original long thesis, which was buoyed by a positive regulatory outcome. We now believe that the stock is further undervalued.

In addition, we had material negative contributions from exposures to the aerospace sector, which we believe to be transient in nature.

While we continue to run what we believe to be relatively low active risk,4 we are happy with how the portfolio performed in a sharp global rally. Our more recent additions to the portfolio have been large contributors to performance, and we are seeing a broadening of potential global alpha5 opportunities. We expect to increase our active risk going forward as we either complete these research projects or gain greater clarity on the current investing environment and how it could impact our current portfolio companies. We think the present portfolio has a strong balance of value, GARP,6 and growth opportunities, which we believe will help us outperform our benchmark regardless of what happens in the broader market environment.

Aperture Investors launched it’s third US 40Act fund, Aperture Discover Equity, on December 30th, 2019. The strategy focuses on small cap equities, seeking a return in excess of the Russell 2000 Total Return Index.

Sincerely,

Tom Tully

Portfolio Manager

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2019 (Unaudited)

There are risks involved with investing, including possible loss of principal. Past performance is no guarantee of future results. There is no guarantee the Fund will achieve its investment objective.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as a forecast of future events, research or investment advice.

[1]	MSCI ACWI hedged to USD Net Total Return Index, the Fund’s benchmark
[2]	Bloomberg tickers: HSI Index, MXEF Index, UKX Index, respectively
[3]	Source: Return analysis from Aperture, Benchmark return from Bloomberg as of 12/31/19
[4]	Active risk is a type of risk that a fund or managed portfolio creates as it attempts to beat the returns of the benchmark against which it is compared.
[5]	Alpha: the excess return of an investment relative to the return of a benchmark index. Alpha may be positive or negative and is the result of active investing.
[6]	Growth At a Reasonable Price: an equity investment strategy that seeks to combine tenets of both growth investing and value investing to select individual stocks.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

Definition of Comparative Index

Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index is a hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate EM issuers with 1 to 4.9999 years of remaining maturity. Country eligibility and classification as Emerging Markets is rules-based and reviewed annually using World Bank income group and International Monetary Fund (IMF) country classifications.

MSCI ACWI Hedged to USD Net Total Return Index represents a close estimation of the performance that may be achieved by hedging the currency exposures of its parent index, the MSCI ACWI Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and 26 Emerging Markets (EM) countries.

Russell 2000 Total Return Index is a U.S. equity index comprised of the smallest 2000 companies by market capitalization in the Russell 3000 Index. The benchmark was selected to represent the Discover Equity Fund’s focus on the U.S. small cap equity market.

Hang Seng Index is a freefloat-adjusted market capitalization-weighted stock market index and is the main indicator of the market performance in Hong Kong. It monitors daily the 50 largest and most liquid stocks listed on the main board of the Stock Exchange of Hong Kong.

FTSE 100 Index comprises the 100 most highly capitalised blue chip companies listed on London Stock Exchange.

MSCI Emerging Markets Index covers more than 800 securities across large and mid-cap size segments and across style and sector segments in 26 emerging markets.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Aperture New World Opportunities Fund, Institutional Shares, versus the Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index.

Cumulative Total Return For The Period Ended December 31, 2019
Cumulative Inception to Date*
Aperture New World Opportunities Fund, Institutional Shares	2.97%
Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index	4.60%

* The Aperture New World Opportunities Fund commenced operations on March 18, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

SECTOR WEIGHTINGS† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
GLOBAL BONDS — 68.4%
	Face Amount	Value
Argentina — 0.4%
Agua y Saneamientos Argentinos 6.63%, 02/01/23	$714,000	$384,967
Arcor SAIC 6.00%, 07/06/23	178,000	171,772
Pampa Energia 7.38%, 07/21/23	213,000	201,285
YPF 6.95%, 07/21/27	110,000	97,900
8.50%, 07/28/25	110,000	103,950
8.75%, 04/04/24	610,000	594,756

		1,554,630

Azerbaijan — 0.2%
State Oil of the Azerbaijan Republic MTN 4.75%, 03/13/23	750,000	788,250

Bahrain — 0.3%
Mumtalakat Sukuk Holding 5.63%, 02/27/24	700,000	737,569
Oil and Gas Holding BSCC 7.63%, 11/07/24	200,000	232,082

		969,651

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
Belarus — 0.1%
Development Bank of the Republic of Belarus JSC 6.75%, 05/02/24	$213,000	$224,182

Brazil — 5.2%
Banco do Brasil 4.63%, 01/15/25	1,951,000	2,036,864
5.88%, 01/19/23	1,100,000	1,181,136
Banco do Estado do Rio Grande do Sul 7.38%, 02/02/22	213,000	227,965
Braskem Netherlands Finance BV 4.50%, 01/10/28	1,088,000	1,082,843
BRF GmbH 4.35%, 09/29/26	363,000	374,347
Cemig Geracao e Transmissao 9.25%, 12/05/24	750,000	862,747
Centrais Eletricas Brasileiras 5.75%, 10/27/21	2,400,000	2,504,424
CSN Resources 7.63%, 02/13/23	200,000	213,202
7.63%, 04/17/26	363,000	386,599
Embraer 5.15%, 06/15/22	213,000	224,930
Embraer Overseas 5.70%, 09/16/23	213,000	233,770
Fibria Overseas Finance 5.50%, 01/17/27	260,000	284,378
GTL Trade Finance 5.89%, 04/29/24	210,000	232,315
Itau Unibanco Holding MTN 6.50%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.863% (a)	110,000	116,226
Itau Unibanco Holding SA MTN 6.20%, 12/21/21	2,200,000	2,326,522
JSL Europe 7.75%, 07/26/24	213,000	229,723
Light Servicos de Eletricidade 7.25%, 05/03/23	183,000	195,583
MARB BondCo 6.88%, 01/19/25	856,000	908,755
7.00%, 03/15/24	290,000	302,325

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
Brazil (continued)
Natura Cosmeticos 5.38%, 02/01/23	$1,100,000	$1,146,750
Petrobras Global Finance BV 5.30%, 01/27/25	882,000	961,830
6.13%, 01/17/22	110,000	117,413
8.75%, 05/23/26	110,000	141,240
Rumo Luxembourg Sarl 5.88%, 01/18/25	500,000	536,250
7.38%, 02/09/24	354,000	381,435
Suzano Austria GmbH 5.75%, 07/14/26	500,000	558,750
Unigel Luxembourg 8.75%, 10/01/26 (b)	365,000	371,844
Vale Overseas 6.25%, 08/10/26	110,000	129,118

		18,269,284

Cayman Islands — 0.4%
Azure Orbit IV International Finance MTN 3.75%, 01/25/23	1,400,000	1,435,030

Chile — 0.9%
Celulosa Arauco y Constitucion 4.50%, 08/01/24	110,000	115,226
Colbun 4.50%, 07/10/24	471,000	499,248
Empresa Electrica Guacolda 4.56%, 04/30/25	310,000	282,132
Empresa Nacional de Telecomunicaciones 4.75%, 08/01/26	110,000	116,447
4.88%, 10/30/24	110,000	116,735
Inversiones CMPC 4.38%, 05/15/23	110,000	113,848
4.38%, 04/04/27	290,000	304,815
Latam Finance 6.88%, 04/11/24	403,000	425,774
Nacional del Cobre de Chile 3.00%, 07/17/22	700,000	708,230
VTR Finance BV 6.88%, 01/15/24	356,000	364,010

		3,046,465

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
China — 20.9%
Agile Group Holdings 6.70%, 03/07/22	$1,051,000	$1,085,557
8.38%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+11.254% (a)	212,000	221,243
Azure Nova International Finance MTN 3.50%, 03/21/22	200,000	202,566
Baidu 3.88%, 09/29/23	1,800,000	1,875,626
Bank of China 5.00%, 11/13/24	3,092,000	3,373,021
Bank of China MTN 2.74%, VAR ICE LIBOR USD 3 Month+0.850%, 03/08/23	313,000	314,220
CCB Life Insurance 4.50%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.680%, 04/21/77	200,000	201,298
CDBL Funding 2 MTN 3.00%, 08/01/22	213,000	214,531
3.75%, 03/11/22	284,000	289,532
China Aoyuan Group 8.50%, 01/23/22	425,000	448,374
China Cinda Finance 2017 I MTN 3.65%, 03/09/22	1,800,000	1,836,092
3.88%, 02/08/23	1,200,000	1,235,127
China Clean Energy Development 4.00%, 11/05/25	364,000	383,709
China Construction Bank 3.88%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.425%, 05/13/25	200,000	200,722
China Evergrande Group 6.25%, 06/28/21	1,000,000	942,500
7.50%, 06/28/23	900,000	782,887
8.25%, 03/23/22	900,000	842,610
8.75%, 06/28/25	200,000	171,446
China Great Wall International Holdings III MTN 3.13%, 08/31/22	1,750,000	1,767,900
4.38%, 05/25/23	291,000	304,962

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
China (continued)
China Huadian Overseas Development Management 4.00%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.782% (a)	$200,000	$205,276
China Overseas Finance Cayman VI 5.95%, 05/08/24	200,000	224,811
China SCE Group Holdings 7.38%, 04/09/24	695,000	708,235
Chinalco Capital Holdings 4.10%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.788% (a)	1,223,000	1,236,911
Chongqing Nan’an Urban Construction & Development Group 4.66%, 06/04/24	471,000	481,711
Chouzhou International Investment 4.50%, 05/30/22	213,000	215,678
CICC Hong Kong Finance 2016 MTN 3.08%, VAR ICE LIBOR USD 3 Month+1.175%, 05/03/22	248,000	248,965
CIFI Holdings Group 5.50%, 01/23/22	350,000	352,276
6.55%, 03/28/24	254,000	260,293
CITIC MTN 3.88%, 02/28/27	200,000	207,391
6.80%, 01/17/23	2,400,000	2,671,117
CMBLEMTN 1 MTN 3.25%, 11/29/21	317,000	317,902
CMHI Finance BVI 4.38%, 08/06/23	1,600,000	1,684,358
CNAC HK Finbridge 3.50%, 07/19/22	1,411,000	1,434,463
4.63%, 03/14/23	2,213,000	2,326,401
CNOOC Curtis Funding No. 1 Pty 4.50%, 10/03/23	2,300,000	2,462,623
CNOOC Finance 2013 3.00%, 05/09/23	2,800,000	2,845,946
CNOOC Nexen Finance 2014 ULC 4.25%, 04/30/24	1,461,000	1,561,010
Coastal Emerald 4.30%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.445% (a)	544,000	541,183

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
China (continued)
Country Garden Holdings 5.13%, 01/17/25	$200,000	$201,934
6.50%, 04/08/24	1,195,000	1,270,889
7.25%, 04/04/21	1,100,000	1,101,383
CRCC Chengan 3.97%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.243% (a)	1,223,000	1,241,985
Easy Tactic 7.00%, 04/25/21	1,500,000	1,509,711
Fantasia Holdings Group 7.38%, 10/04/21	459,000	447,152
7.95%, 07/05/22	364,000	345,045
Fortune Star BVI 5.25%, 03/23/22	1,900,000	1,902,338
Franshion Brilliant 5.75%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.859% (a)	354,000	350,637
Gansu Provincial Highway Aviation Tourism Investment Group 6.25%, 08/02/21	200,000	208,300
GCL New Energy Holdings 7.10%, 01/30/21	212,000	149,240
Greenland Global Investment 5.88%, 07/03/24	546,000	528,506
Guohui International Bvi 4.37%, 07/09/22	973,000	976,063
Huarong Finance 3.75%, 04/27/22	1,000,000	1,018,914
Huarong Finance 2017 4.50%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.773% (a)	200,000	203,250
Huarong Finance 2017 MTN 3.23%, VAR ICE LIBOR USD 3 Month+1.325%, 07/03/23	200,000	199,420
4.00%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.983% (a)	543,000	546,377
Huarong Finance II MTN 3.63%, 11/22/21	1,900,000	1,926,202
5.50%, 01/16/25	913,000	1,006,867

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
China (continued)
ICBCIL Finance MTN 3.38%, 04/05/22	$1,400,000	$1,421,461
Industrial & Commercial Bank of China 4.88%, 09/21/25	1,803,000	1,977,070
Kaisa Group Holdings 8.50%, 06/30/22	723,000	710,315
11.50%, 01/30/23	2,160,000	2,219,157
KWG Group Holdings 5.88%, 11/10/24	363,000	347,755
7.88%, 09/01/23	351,000	367,835
Leader Goal International MTN 4.25%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.919% (a)	212,000	216,550
Logan Property Holdings 5.25%, 02/23/23	1,000,000	998,711
Poly Real Estate Finance 4.75%, 09/17/23	603,000	636,886
Prosus 4.85%, 07/06/27	110,000	119,834
RKI Overseas Finance 2016 B 4.70%, 09/06/21	213,000	212,272
Ronshine China Holdings 8.75%, 10/25/22	867,000	903,807
10.50%, 03/01/22	348,000	371,896
Scenery Journey 13.75%, 11/06/23	713,000	727,142
Shimao Property Holdings 4.75%, 07/03/22	1,150,000	1,172,945
5.60%, 07/15/26	564,000	589,860
Sino-Ocean Land Treasure Finance I 6.00%, 07/30/24	248,000	269,957
Sino-Ocean Land Treasure III 4.90%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.256% (a)	695,000	607,415
Sinopec Group Overseas Development 2018 3.75%, 09/12/23	1,250,000	1,307,859
Sunac China Holdings 7.88%, 02/15/22	1,000,000	1,036,239
7.95%, 10/11/23	695,000	731,366

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
China (continued)
Sunshine Life Insurance 3.15%, 04/20/21	$284,000	$281,302
Tencent Holdings MTN 2.99%, 01/19/23	546,000	554,423
Times China Holdings 7.63%, 02/21/22	348,000	360,190
Vanke Real Estate Hong Kong MTN 3.98%, 11/09/27	1,088,000	1,120,899
Weichai International Hong Kong Energy Group 3.75%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.084% (a)	283,000	283,845
Westwood Group Holdings MTN 4.88%, 04/19/21	1,200,000	1,229,210
Yingde Gases Investment 6.25%, 01/19/23	400,000	413,620
Yuzhou Properties 8.50%, 02/26/24	713,000	741,366

		73,745,873

Colombia — 1.4%
Banco de Bogota 6.25%, 05/12/26	417,000	466,523
Bancolombia 4.88%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.929%, 10/18/27	110,000	112,365
Colombia Telecomunicaciones ESP 5.38%, 09/27/22	1,700,000	1,712,767
Ecopetrol 4.13%, 01/16/25	110,000	115,501
5.38%, 06/26/26	110,000	123,201
5.88%, 09/18/23	314,000	347,432
Grupo Aval 4.75%, 09/26/22	1,910,000	1,991,194
Oleoducto Central 4.00%, 05/07/21	213,000	216,730

		5,085,713

Costa Rica — 0.1%
Instituto Costarricense de Electricidad 6.95%, 11/10/21	213,000	222,055

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
Georgia — 0.1%
Georgian Railway JSC 7.75%, 07/11/22	$413,000	$451,995

Ghana — 0.1%
Tullow Oil 6.25%, 04/15/22	291,000	262,627
7.00%, 03/01/25	254,000	213,822

		476,449

Guatemala — 0.1%
Industrial Senior Trust 5.50%, 11/01/22	209,000	218,407

Hong Kong — 0.1%
China Cinda Finance 2015 I MTN 4.25%, 04/23/25	110,000	117,416
HKT Capital No. 4 3.00%, 07/14/26	200,000	197,665
Melco Resorts Finance 4.88%, 06/06/25	110,000	112,942

		428,023

India — 4.2%
ABJA Investment Pte 5.95%, 07/31/24	1,074,000	1,122,051
Adani Ports & Special Economic Zone 3.38%, 07/24/24	364,000	365,980
4.38%, 07/03/29	435,000	451,030
Azure Power Energy 5.50%, 11/03/22	213,000	217,098
Bank of Baroda MTN 3.50%, 04/04/22	200,000	203,066
Bharti Airtel 4.38%, 06/10/25	110,000	112,025
Bharti Airtel International Netherlands BV 5.35%, 05/20/24	820,000	870,747
BPRL International Singapore Pte MTN 4.38%, 01/18/27	728,000	756,974
Greenko Dutch BV 5.25%, 07/24/24	500,000	506,950
Greenko Solar Mauritius 5.55%, 01/29/25	450,000	456,738

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
India (continued)
ICICI Bank MTN 4.00%, 03/18/26	$765,000	$794,672
JSW Steel 5.95%, 04/18/24	554,000	570,219
NTPC MTN 4.25%, 02/26/26	364,000	382,782
Oil India 5.38%, 04/17/24	218,000	237,075
Oil India International Pte 4.00%, 04/21/27	218,000	223,567
Reliance Holding USA 5.40%, 02/14/22	3,110,000	3,291,251
Reliance Industries 4.13%, 01/28/25	110,000	116,245
ReNew Power Synthetic 6.67%, 03/12/24	364,000	377,727
Shriram Transport Finance MTN 5.95%, 10/24/22	213,000	218,637
State Bank of India 4.38%, 01/24/24	110,000	115,837
State Bank of India MTN 3.25%, 01/24/22	1,415,000	1,430,653
UPL 3.25%, 10/13/21	213,000	213,754
Vedanta Resources 6.13%, 08/09/24	1,228,000	1,118,058
Vedanta Resources Finance II 9.25%, 04/23/26	728,000	722,904

		14,876,040

Indonesia — 3.2%
Indika Energy Capital III Pte 5.88%, 11/09/24	566,000	543,607
Indo Energy Finance II BV 6.38%, 01/24/23	121,410	122,073
Indonesia Asahan Aluminium Persero 5.23%, 11/15/21	1,500,000	1,572,000
5.71%, 11/15/23	2,617,000	2,886,403
Medco Oak Tree Pte 7.38%, 05/14/26	291,000	296,502

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
Indonesia (continued)
Pertamina Persero 4.88%, 05/03/22	$2,200,000	$2,316,642
Pertamina Persero MTN 4.30%, 05/20/23	2,600,000	2,740,341
Perusahaan Gas Negara 5.13%, 05/16/24	483,000	524,491
Saka Energi Indonesia 4.45%, 05/05/24	213,000	215,906

		11,217,965

Israel — 0.1%
Israel Electric 5.00%, 11/12/24 (b)	200,000	219,760

Kazakhstan — 0.7%
Development Bank of Kazakhstan JSC 4.13%, 12/10/22	1,400,000	1,456,000
Halyk Savings Bank of Kazakhstan JSC 5.50%, 12/21/22	805,887	811,254
Nostrum Oil & Gas Finance BV 8.00%, 07/25/22	212,000	99,640

		2,366,894

Kuwait — 1.2%
Equate Petrochemical BV 3.00%, 03/03/22	2,200,000	2,208,668
Kuwait Projects SPC 5.00%, 03/15/23	717,000	761,899
Kuwait Projects SPC MTN 4.50%, 02/23/27	218,000	227,854
NBK Tier 1 Financing 5.75%, VAR USD Swap Semi 30/360 6 Yr Curr+4.119% (a)	990,000	1,014,508

		4,212,929

Macau — 0.0%
Sands China 4.60%, 08/08/23	110,000	116,090

Malaysia — 0.2%
Axiata SPV2 MTN 4.36%, 03/24/26	218,000	231,919

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
Malaysia (continued)
Malayan Banking 3.91%, VAR USD Swap Semi 30/360 5 Yr Curr+2.542%, 10/29/26	$364,000	$370,042

		601,961

Mexico — 5.3%
Alfa 5.25%, 03/25/24	354,000	382,324
Alpek 4.50%, 11/20/22	217,000	225,953
Axtel 6.38%, 11/14/24	200,000	210,502
Banco Inbursa Institucion De Banca Multiple Grupo Financiero Inbursa 4.13%, 06/06/24	110,000	113,851
4.38%, 04/11/27	300,000	309,003
Banco Nacional de Comercio Exterior SNC 3.80%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/26	425,000	429,785
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand 4.13%, 11/09/22	110,000	114,264
5.95%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.995%, 10/01/28	1,215,000	1,301,581
BBVA Bancomer 6.50%, 03/10/21	196,000	204,332
6.75%, 09/30/22	3,338,000	3,634,281
Cemex 5.70%, 01/11/25	200,000	205,502
6.13%, 05/05/25	364,000	377,654
Comision Federal de Electricidad 4.75%, 02/23/27	1,090,000	1,149,961
Credito Real SOFOM ER 7.25%, 07/20/23	250,000	262,812
9.50%, 02/07/26	484,000	551,160
Fresnillo 5.50%, 11/13/23	500,000	541,880
Grupo Bimbo 3.88%, 06/27/24	455,000	474,722
5.95%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.280% (a)	708,000	750,480

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
Mexico (continued)
Orbia Advance 4.88%, 09/19/22	$1,300,000	$1,368,263
Petroleos Mexicanos 3.50%, 01/30/23	1,184,000	1,189,920
4.88%, 01/24/22	771,000	797,214
6.49%, 01/23/27 (b)	2,901,000	3,086,664
Petroleos Mexicanos MTN 4.63%, 09/21/23	787,000	821,234
Sigma Alimentos 4.13%, 05/02/26	110,000	115,089

		18,618,431

Morocco — 0.2%
OCP 4.50%, 10/22/25	544,000	581,767

Netherlands — 1.0%
GTH Finance BV 7.25%, 04/26/23	283,000	318,434
Syngenta Finance 3.13%, 03/28/22	213,000	215,102
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 07/21/23	2,556,000	2,370,690
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26	728,000	606,060

		3,510,286

Nigeria — 0.5%
IHS Netherlands Holdco BV 7.13%, 03/18/25 (b)	1,300,000	1,368,900
United Bank for Africa 7.75%, 06/08/22	550,000	583,418

		1,952,318

Oman — 0.4%
Bank Muscat SAOG MTN 4.88%, 03/14/23	354,000	361,560
Oman Sovereign Sukuk SAOC 4.40%, 06/01/24	356,000	360,895

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
Oman (continued)
OmGrid Funding 5.20%, 05/16/27	$200,000	$205,790
Oztel Holdings SPC 5.63%, 10/24/23	354,000	377,452

		1,305,697

Panama — 0.3%
Banco General 4.13%, 08/07/27	110,000	115,501
Banistmo 3.65%, 09/19/22	700,000	707,007
Global Bank 4.50%, 10/20/21	110,000	113,246

		935,754

Peru — 0.5%
Banco BBVA Peru 5.00%, 08/26/22	110,000	116,601
Banco de Credito del Peru 4.25%, 04/01/23	1,110,000	1,169,662
Financiera de Desarrollo 4.75%, 07/15/25	213,000	232,705
Nexa Resources 5.38%, 05/04/27	110,000	117,701
Southern Copper 3.88%, 04/23/25	110,000	115,446
Volcan Cia Minera SAA 5.38%, 02/02/22	213,000	221,786

		1,973,901

Qatar — 2.3%
AKCB Finance 4.75%, 10/09/23	1,061,000	1,136,119
CBQ Finance MTN 3.25%, 06/13/21	1,750,000	1,765,155
Ezdan Sukuk 4.88%, 04/05/22	1,082,000	965,685
Ooredoo International Finance MTN 3.25%, 02/21/23	2,800,000	2,852,612
QNB Finance MTN 3.50%, 03/28/24	1,217,000	1,258,804

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
Qatar (continued)
Ras Laffan Liquefied Natural Gas 3 6.33%, 09/30/27	$110,000	$128,837

		8,107,212

Russia — 4.0%
Credit Bank of Moscow Via CBOM Finance 7.12%, 06/25/24	213,000	231,957
7.50%, VAR USD Swap Semi 30/360 5 Yr Curr+5.416%, 10/05/27	364,000	348,785
Evraz 5.38%, 03/20/23	1,100,000	1,181,180
8.25%, 01/28/21	750,000	796,875
Gazprom Neft OAO Via GPN Capital 4.38%, 09/19/22	700,000	728,137
6.00%, 11/27/23	1,100,000	1,227,648
Gazprom PJSC Via Gaz Capital 6.51%, 03/07/22	750,000	813,750
MMC Norilsk Nickel Via MMC Finance DAC 4.10%, 04/11/23	700,000	724,780
6.63%, 10/14/22	800,000	881,840
Novatek OAO Via Novatek Finance DAC 4.42%, 12/13/22	700,000	734,090
Rosneft Oil Via Rosneft International Finance DAC 4.20%, 03/06/22	1,756,000	1,807,647
Russian Railways Via RZD Capital 5.70%, 04/05/22	250,000	268,433
Sberbank of Russia Via SB Capital 5.13%, 10/29/22	1,500,000	1,586,334
SCF Capital DAC 5.38%, 06/16/23	700,000	751,366
Vnesheconombank Via VEB Finance 5.94%, 11/21/23	700,000	777,000
6.03%, 07/05/22	700,000	753,096
VTB Bank Via VTB Capital 6.95%, 10/17/22	543,000	587,607

		14,200,525

Saudi Arabia — 0.5%
Almarai Sukuk 4.31%, 03/05/24	213,000	223,484

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
Saudi Arabia (continued)
Dar Al-Arkan Sukuk 6.88%, 03/21/23	$724,000	$731,508
Dar Al-Arkan Sukuk MTN 6.88%, 04/10/22	250,000	253,722
SABIC Capital II BV 4.00%, 10/10/23	700,000	736,750

		1,945,464

Singapore — 0.2%
BOC Aviation MTN 3.07%, VAR ICE LIBOR USD 3 Month+1.125%, 09/26/23	110,000	110,526
Marble II Pte 5.30%, 06/20/22	500,000	506,249
United Overseas Bank MTN 3.50%, VAR USD Swap Semi 30/360 5 Yr Curr+2.236%, 09/16/26	200,000	202,694

		819,469

South Africa — 1.5%
Anglo American Capital 4.75%, 04/10/27	363,000	397,079
AngloGold Ashanti Holdings 5.13%, 08/01/22	100,000	105,803
Eskom Holdings SOC MTN 6.35%, 08/10/28	728,000	779,949
Fields Orogen Holdings BVI 5.13%, 05/15/24	213,000	227,484
FirstRand Bank 6.25%, VAR USD Swap Semi 30/360 5 Yr Curr+3.561%, 04/23/28	428,000	453,573
Liquid Telecommunications Financing 8.50%, 07/13/22	212,000	214,968
Mauritius Investments 4.76%, 11/11/24	250,000	256,250
5.37%, 02/13/22	500,000	517,638
Petra Diamonds US Treasury 7.25%, 05/01/22	284,000	179,275
Sasol Financing USA 5.88%, 03/27/24	642,000	695,196
6.50%, 09/27/28	290,000	322,596

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
South Africa (continued)
Transnet SOC 4.00%, 07/26/22	$1,400,000	$1,419,600

		5,569,411

South Korea — 1.2%
Hanwha Life Insurance 4.70%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.000% (a)	354,000	356,177
Heungkuk Life Insurance 4.48%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.472% (a)	212,000	208,598
Kookmin Bank MTN 4.35%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.639% (a)	364,000	370,900
Kyobo Life Insurance 3.95%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.091% (a)	212,000	214,385
POSCO 2.75%, 07/15/24	361,000	362,197
SK Hynix 3.00%, 09/17/24	500,000	500,029
SK Innovation 4.13%, 07/13/23	200,000	209,320
Woori Bank MTN 4.25%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.664% (a)	723,000	717,462
4.75%, 04/30/24	474,000	508,155
5.25%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.347% (a)	708,000	729,318

		4,176,541

Supranational — 0.2%
Africa Finance MTN 4.38%, 04/17/26	687,000	728,048

Switzerland — 0.2%
Eurochem Finance DAC 5.50%, 03/13/24	283,000	308,470
Syngenta Finance 5.18%, 04/24/28	363,000	391,255

		699,725

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
Thailand — 0.1%
Bangkok Bank MTN 4.05%, 03/19/24	$110,000	$116,542
PTT Global Chemical 4.25%, 09/19/22	110,000	114,401
Siam Commercial Bank MTN 2.75%, 05/16/23	200,000	200,549

		431,492

Tunisia — 0.1%
Banque Centrale de Tunisie International Bond 5.75%, 01/30/25	362,000	337,364

Turkey — 3.1%
Akbank T.A.S. MTN 5.13%, 03/31/25	863,000	843,878
Arcelik 5.00%, 04/03/23	250,000	254,500
Coca-Cola Icecek 4.22%, 09/19/24	200,000	203,300
KOC Holding 5.25%, 03/15/23	1,400,000	1,432,942
Petkim Petrokimya Holding 5.88%, 01/26/23	709,000	712,545
QNB Finansbank MTN 4.88%, 05/19/22	348,000	349,472
TC Ziraat Bankasi MTN 5.13%, 05/03/22	348,000	346,434
Turk Telekomunikasyon 4.88%, 06/19/24	213,000	211,935
Turkcell Iletisim Hizmetleri 5.75%, 10/15/25	417,000	426,591
Turkiye Garanti Bankasi 5.25%, 09/13/22	1,050,000	1,067,325
Turkiye Halk Bankasi 5.00%, 07/13/21	417,000	399,694
Turkiye Is Bankasi MTN 5.00%, 06/25/21	850,000	854,658
5.38%, 10/06/21	700,000	706,650
6.13%, 04/25/24	356,000	355,288
Turkiye Vakiflar Bankasi TAO 8.13%, 03/28/24	354,000	374,270

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
Turkey (continued)
Turkiye Vakiflar Bankasi TAO MTN 5.63%, 05/30/22	$417,000	$417,000
5.75%, 01/30/23	354,000	350,991
Yapi ve Kredi Bankasi 5.50%, 12/06/22	1,300,000	1,278,618
Yapi ve Kredi Bankasi MTN 8.25%, 10/15/24	200,000	213,981

		10,800,072

Ukraine — 0.5%
Kernel Holding 8.75%, 01/31/22	212,000	228,453
Metinvest BV 7.75%, 04/23/23	404,000	424,766
MHP Lux 6.95%, 04/03/26	363,000	380,105
Ukraine Railways Via Rail Capital Markets 8.25%, 07/09/24	652,000	695,358

		1,728,682

United Arab Emirates — 5.0%
Abu Dhabi National Energy PJSC 3.63%, 01/12/23	2,350,000	2,412,745
Abu Dhabi National Energy PJSC MTN 3.63%, 06/22/21	1,400,000	1,421,000
Abu Dhabi National Energy PJSC MTN 3.88%, 05/06/24	722,000	755,392
ADCB Finance Cayman MTN 4.00%, 03/29/23	2,000,000	2,086,000
BOS Funding MTN 4.23%, 03/07/22	852,000	861,372
DAE Funding 5.00%, 08/01/24	922,000	968,045
DIB Sukuk 3.63%, 02/06/23	2,100,000	2,146,662
DIFC Sukuk 4.33%, 11/12/24	545,000	572,250
EMG SUKUK 4.56%, 06/18/24	200,000	209,637
Emirates NBD Bank PJSC 3.25%, 11/14/22	1,900,000	1,939,520

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

GLOBAL BONDS (continued)
	Face Amount	Value
United Arab Emirates (continued)
Fab Sukuk 3.63%, 03/05/23	$1,218,000	$1,260,204
MAF Global Securities 5.50%, VAR USD Swap Semi 30/360 5 Yr Curr+3.476% (a)	902,000	920,040
Mashreqbank PSC MTN 4.25%, 02/26/24	990,000	1,032,874
Sharjah Sukuk Program MTN 3.85%, 04/03/26	990,000	1,043,212

		17,628,953

United States — 1.1%
Flex 4.75%, 06/15/25	110,000	119,796
Hyundai Capital America 4.13%, 06/08/23 (b)	1,588,000	1,659,032
Hyundai Capital America MTN 2.75%, 09/27/26	1,772,000	1,721,609
JBS Investments II GmbH 7.00%, 01/15/26	200,000	217,566

		3,718,003

Zambia — 0.3%
First Quantum Minerals 6.88%, 03/01/26	363,000	367,537
7.25%, 04/01/23	566,000	585,968

		953,505

Total Global Bonds (Cost $237,228,445)		241,250,266

SOVEREIGN DEBT — 21.1%

Angola — 0.8%
Angolan Government International Bond 9.50%, 11/12/25	728,000	850,940
Angolan Government International Bond MTN 8.00%, 11/26/29 (b)	1,806,000	1,924,210

		2,775,150

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

SOVEREIGN DEBT (continued)
	Face Amount	Value
Argentina — 1.6%
Argentina Bonar Bonds 8.75%, 05/07/24	$2,473,699	$952,657
Argentine Republic Government International Bond 4.63%, 01/11/23	1,086,000	537,581
7.50%, 04/22/26	2,168,000	1,127,360
Provincia de Buenos Aires 6.50%, 02/15/23	400,000	166,000
7.88%, 06/15/27	781,000	331,925
9.13%, 03/16/24	500,000	218,750
Provincia de Cordoba 7.13%, 06/10/21	563,000	413,805
7.45%, 09/01/24	500,000	357,500
Provincia de Entre Rios Argentina 8.75%, 02/08/25	1,050,000	624,750
Provincia de Mendoza Argentina 8.38%, 05/19/24	354,000	263,730
Provincia de Rio Negro 7.75%, 12/07/25	847,000	393,855
Provincia del Chaco Argentina 9.38%, 08/18/24	213,000	97,980

		5,485,893

Armenia — 0.1%
Armenia Republic Government International Bond 7.15%, 03/26/25	213,000	249,712

Azerbaijan — 0.2%
Azerbaijan Republic Government International Bond 4.75%, 03/18/24	500,000	535,393

Bahamas — 0.1%
Bahamas Government International Bond 6.00%, 11/21/28	200,000	223,000

Bahrain — 1.2%
Bahrain Government International Bond 6.75%, 09/20/29	3,275,000	3,823,235
7.00%, 01/26/26	356,000	419,102

		4,242,337

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

SOVEREIGN DEBT (continued)
	Face Amount	Value
Belarus — 0.3%
Belarus Republic Government International Bond 7.63%, 06/29/27	$1,088,000	$1,236,240

Bermuda — 0.1%
Bermuda Government International Bond 3.72%, 01/25/27	218,000	228,902

Bolivia — 0.1%
Bolivian Government International Bond 4.50%, 03/20/28	363,000	366,630

Cameroon — 0.4%
Cameroon Republic Government International Bond 9.50%, 11/19/25	1,000,000	1,120,902

Costa Rica — 0.5%
Costa Rica Government International Bond 4.25%, 01/26/23	1,600,000	1,608,000

Dominican Republic — 0.3%
Dominican Republic Government International Bond 5.50%, 01/27/25	500,000	538,130
6.88%, 01/29/26	500,000	570,630

		1,108,760

Ecuador — 0.9%
Ecuador Government International Bond 7.88%, 01/23/28	1,459,000	1,296,701
7.95%, 06/20/24	1,088,000	1,030,880
8.88%, 10/23/27	726,000	666,105

		2,993,686

Egypt — 1.3%
Egypt Government International Bond 6.59%, 02/21/28	1,088,000	1,134,240
Egypt Government International Bond MTN 6.13%, 01/31/22	356,000	370,597
7.60%, 03/01/29	2,909,000	3,180,497

		4,685,334

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

SOVEREIGN DEBT (continued)
	Face Amount	Value
El Salvador — 0.1%
El Salvador Government International Bond 6.38%, 01/18/27	$363,000	$385,691

Ethiopia — 0.3%
Ethiopia Government International Bond 6.63%, 12/11/24	1,000,000	1,078,194

Gabon — 0.6%
Gabon Government International Bond 6.38%, 12/12/24	2,000,000	2,088,372

Ghana — 0.3%
Ghana Government International Bond 7.88%, 08/07/23	1,000,000	1,097,792

Guatemala — 0.1%
Guatemala Government International Bond 4.90%, 06/01/30	290,000	310,300

Honduras — 0.1%
Honduras Government International Bond 6.25%, 01/19/27	182,000	198,607
7.50%, 03/15/24	213,000	236,962

		435,569

India — 0.5%
Export-Import Bank of India MTN 4.00%, 01/14/23	1,650,000	1,708,486

Indonesia — 0.1%
Perusahaan Penerbit SBSN Indonesia III 4.33%, 05/28/25	250,000	270,055

Iraq — 0.1%
Iraq Government International Bond 6.75%, 03/09/23	425,000	434,255

Kenya — 0.5%
Kenya Government International Bond 6.88%, 06/24/24	356,000	384,962
7.00%, 05/22/27	1,438,000	1,530,167

		1,915,129

Lebanon — 0.2%
Lebanon Government International Bond 6.00%, 01/27/23	700,000	320,880

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

SOVEREIGN DEBT (continued)
	Face Amount	Value
Lebanon (continued)
Lebanon Government International Bond MTN 6.10%, 10/04/22	$661,000	$315,765
6.40%, 05/26/23	422,000	194,972

		831,617

Mexico — 0.3%
Mexico Government International Bond MTN 4.13%, 01/21/26	1,000,000	1,068,000

Mongolia — 1.0%
Mongolia Government International Bond 5.63%, 05/01/23	2,200,000	2,265,904
Mongolia Government International Bond MTN 5.13%, 12/05/22	1,400,000	1,430,751

		3,696,655

Namibia — 0.1%
Namibia Government International Bond 5.25%, 10/29/25	350,000	362,830

Nigeria — 0.1%
Nigeria Government International Bond MTN 6.50%, 11/28/27	363,000	370,341

Oman — 1.1%
Oman Government International Bond 3.63%, 06/15/21	1,400,000	1,406,185
3.88%, 03/08/22	582,000	589,542
4.13%, 01/17/23	1,700,000	1,739,426
4.75%, 06/15/26	267,000	270,671

		4,005,824

Pakistan — 1.3%
Pakistan Government International Bond 6.88%, 12/05/27	1,451,000	1,509,882
8.25%, 04/15/24	1,346,000	1,499,094
Third Pakistan International Sukuk 5.63%, 12/05/22	1,400,000	1,434,412

		4,443,388

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

SOVEREIGN DEBT (continued)
	Face Amount	Value
Papua New Guinea — 0.2%
Papua New Guinea Government International Bond 8.38%, 10/04/28	$727,000	$769,711

Paraguay — 0.3%
Paraguay Government International Bond 4.63%, 01/25/23	900,000	950,400

Romania — 0.6%
Romanian Government International Bond MTN 4.38%, 08/22/23	490,000	522,389
6.75%, 02/07/22	1,580,000	1,726,782

		2,249,171

Saudi Arabia — 0.5%
Saudi Government International Bond MTN 3.25%, 10/26/26	1,846,000	1,911,939

Senegal — 0.1%
Senegal Government International Bond 6.25%, 07/30/24	200,000	221,118
6.25%, 05/23/33	200,000	210,093

		431,211

Serbia — 0.3%
Serbia International Bond 7.25%, 09/28/21	819,000	892,382

South Africa — 0.5%
South Africa Republic Government International Bond 5.88%, 09/16/25	1,606,000	1,767,580

Sri Lanka — 0.5%
Sri Lanka Government International Bond 5.75%, 04/18/23	453,000	447,330
5.88%, 07/25/22	700,000	699,317
6.25%, 07/27/21	700,000	711,550

		1,858,197

Trinidad & Tobago — 0.1%
Trinidad & Tobago Government International Bond 4.50%, 08/04/26	213,000	226,581

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

SOVEREIGN DEBT (continued)
	Face Amount	Value
Turkey — 1.9%
Export Credit Bank of Turkey MTN 5.38%, 02/08/21	$1,043,000	$1,058,645
Turkey Government International Bond 3.25%, 03/23/23	364,000	349,422
4.88%, 10/09/26	544,000	519,183
5.75%, 03/22/24	1,000,000	1,022,044
7.25%, 12/23/23	2,762,000	2,988,385
7.38%, 02/05/25	856,000	934,610

		6,872,289

Ukraine — 1.4%
Ukraine Government International Bond 0.00%, 05/31/40	1,073,000	1,026,056
7.75%, 09/01/23	500,000	542,811
8.99%, 02/01/24	1,462,000	1,645,671
9.75%, 11/01/28	1,448,000	1,759,320

		4,973,858

Total Sovereign Debt (Cost $74,887,183)		74,265,756

U.S. TREASURY OBLIGATIONS — 4.0%

U.S. Treasury Bills 1.54%, 1/14/2020 (c)	5,000,000	4,997,554
U.S. Treasury Notes 2.25%, 3/31/2021	9,000,000	9,068,555

Total U.S. Treasury Obligations (Cost $13,995,091)		14,066,109

COMMON STOCK — 1.9%
	Shares
Argentina — 0.1%
MercadoLibre *	596	340,876

Brazil — 0.1%
StoneCo, Cl A *	11,565	461,328

China — 0.5%
Baidu ADR *	3,171	400,814
GDS Holdings ADR *	7,539	388,862
JD.com ADR *	15,659	551,666
NetEase ADR	1,165	357,236

		1,698,578

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

COMMON STOCK (continued)
	Shares	Value
Germany — 0.1%
Delivery Hero *(b)	$4,208	$333,053

Hong Kong — 0.1%
Wuxi Biologics Cayman *(b)	27,000	341,818

Netherlands — 0.1%
Adyen *(b)	391	320,607

Russia — 0.1%
Yandex, Cl A *	8,724	379,407

Switzerland — 0.1%
Nestle	3,137	339,631

Taiwan — 0.1%
Sea ADR *	9,615	386,715

United States — 0.6%
Barrick Gold	42,785	795,373
Freeport-McMoRan	29,008	380,585
NVIDIA	1,602	376,951
Uber Technologies *	11,419	339,601
XP, Cl A *	9,687	373,143

		2,265,653

Total Common Stock (Cost $6,098,622)		6,867,666

EXCHANGE-TRADED FUNDS — 1.1%
United States — 1.1%
iShares JP Morgan EM Corporate Bond ETF	58,388	3,023,915
VanEck Vectors Emerging Markets High Yield Bond ETF	42,625	1,011,491

Total Exchange-Traded Funds (Cost $4,010,605)		4,035,406

Total Investments - 96.5%		$340,485,203

(Cost $336,219,946)
Other Assets & Liabilities, Net - 3.5%		$12,434,326

Net Assets - 100.0%		$352,919,529

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

The open futures contracts held by the Fund at December 31, 2019, are as follows:
Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
AUDUSD Currency	3	Mar-2020	$204,745	$211,140	$6,395
Australian 10-Year Bond	11	Mar-2020	1,106,078	1,103,529	(23,693)
BIST 30 Index	316	Mar-2020	744,038	750,560	6,517
British Pound	4	Mar-2020	330,463	332,300	1,837
BRL Currency	(7)	Feb-2020	(172,280)	(175,420)	(3,140)
CAC40 10 Euro Index	1	Jan-2020	66,644	66,966	(115)
CAD Currency	(3)	Mar-2020	(226,745)	(231,255)	(4,510)
Canadian 10-Year Bond	3	Mar-2020	315,976	317,616	(5,757)
EUR E-Mini	(4)	Mar-2020	(278,815)	(282,050)	(3,235)
Euro-Bund	2	Mar-2020	382,119	382,479	(4,315)
Euro-OAT	2	Mar-2020	364,456	365,160	(3,757)
FTSE 100 Index	1	Mar-2020	99,723	99,332	328
FTSE MIB Index	1	Mar-2020	130,539	131,296	(105)
Japanese 10-Year Government Bond E-MINI	10	Mar-2020	1,402,311	1,398,279	(3,512)
JPY E-Mini	(5)	Mar-2020	(289,517)	(288,938)	579
Long Gilt 10-Year Bond	2	Mar-2020	340,171	348,054	(2,958)
Mexican Peso	6	Mar-2020	153,920	157,170	3,250
Mini DAX Index	1	Mar-2020	74,607	74,293	(794)
MSCI Emerging Markets	43	Mar-2020	2,367,297	2,408,430	41,133
NASDAQ 100 Index E-MINI	(15)	Mar-2020	(2,585,153)	(2,625,675)	(40,522)
New Zealand Dollar	2	Mar-2020	131,057	135,000	3,943
Nikkei 225 Index	20	Mar-2020	432,295	435,139	2,950
S&P 500 Index E-MINI	1	Mar-2020	158,758	161,555	2,797
S&P TSX 60 Index	2	Mar-2020	306,499	311,856	550
Short-Term Euro-BTP	6	Mar-2020	745,980	756,680	1,519
SPI 200 Index	3	Mar-2020	347,035	347,524	(6,130)
Swiss Franc	1	Mar-2020	127,666	130,000	2,334
U.S. 10-Year Treasury Note	11	Mar-2020	1,424,871	1,412,641	(12,230)
ZAR Currency	(8)	Mar-2020	(265,874)	(283,500)	(17,626)

			$7,938,864	$7,950,161	$(58,267)

The open forward foreign currency contracts held by the Fund at December 31, 2019, are as follows:
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)

JPMorgan Chase Bank	01/03/20	USD	542,000	BRL	2,243,880	$15,756

JPMorgan Chase Bank	01/03/20	BRL	2,314,421	USD	542,000	(33,290)

JPMorgan Chase Bank	01/15/20	CHF	693,660	USD	706,582	(10,943)

Morgan Stanley	01/06/20	USD	1,822,359	AUD	2,652,958	39,646

Morgan Stanley	01/15/20	EUR	1,177,009	USD	1,311,766	(9,760)

Morgan Stanley	01/21/20	USD	1,090,244	ZAR	15,754,164	31,338

Morgan Stanley	01/21/20	ZAR	7,655,787	USD	541,826	(3,210)

						$29,537

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

The open centrally cleared swap agreements held by the Fund at December 31, 2019, are as follows:

Credit Default Swaps
Reference Entity/Obligation	Buy/ Sell Protection	(Pays)/ Receives Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Depreciation
Republic of Colombia	Buy	1.00%	Quarterly	12/20/2024	7,226,000	$(93,778)	$(39,865)	$(53,913)
United Mexican States	Buy	1.00%	Quarterly	12/20/2024	3,613,000	(36,961)	(13,524)	(23,437)

						$(130,739)	$(53,389)	$(77,350)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
JIBA3M INDEX	6.62%	Quarterly	11/11/2021	ZAR	588,861,000	$1,240,116	$–	$1,240,116
JIBA3M INDEX	6.62%	Quarterly	11/20/2021	ZAR	(300,000,000)	(1,226,766)	–	(1,226,766)
MXIBTIIE INDEX	6.82%	Monthly	11/30/2021	MXN	189,000,000	25,088	–	25,088
1.8%	WIBR6M INDEX	Semi-Annually	11/06/2029	PLN	7,600,000	(770)	–	(770)
1.775%	WIBR6M INDEX	Semi-Annually	12/26/2029	PLN	8,000,000	17,228	–	17,228

						$54,896	$–	$54,896

The open OTC swap agreements held by the Fund at December 31, 2019, are as follows:

Interest Rate Swap
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments	Net Unrealized Appreciation (Depreciation)
JPMorgan Chase	BZDIOVRA INDEX	5.98%	Annually	01/03/2024	BRL	18,989,556	$(37,000)	$–	$(37,000)

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Bank of America	ACCOR SA	1MLIBOR	INDEX RETURN	Annually	10/22/2021	EUR	330,200	$(4,346)	$–	$(4,346)
Bank of America	DINO POLSKA SA	3MLIBOR	INDEX RETURN	Annually	08/26/2021	PLN	140,226	(1,512)	–	(1,512)
Goldman Sachs	DINO POLSKA SA	1MLIBOR	INDEX RETURN	Annually	07/15/2024	PLN	142,585	(2,301)	–	(2,301)
Goldman Sachs	DINO POLSKA SA	1MLIBOR	INDEX RETURN	Annually	07/15/2024	PLN	398,529	9,176	–	9,176
Goldman Sachs	DINO POLSKA SA	1MLIBOR	INDEX RETURN	Annually	07/15/2024	PLN	136,868	903	–	903
Goldman Sachs	DINO POLSKA SA	1MLIBOR	INDEX RETURN	Annually	07/15/2024	PLN	136,925	172	–	172
Goldman Sachs	DINO POLSKA SA	1MLIBOR	INDEX RETURN	Annually	07/15/2024	PLN	136,375	(248)	–	(248)
Goldman Sachs	DINO POLSKA SA	1MLIBOR	INDEX RETURN	Annually	07/15/2024	PLN	135,910	(614)	–	(614)
Goldman Sachs	DINO POLSKA SA	1MLIBOR	INDEX RETURN	Annually	07/15/2024	PLN	137,477	(312)	–	(312)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Goldman Sachs	DINO POLSKA SA	1MLIBOR	INDEX RETURN	Annually	07/15/2024	PLN	134,822	$351	$–	$351
Bank of America	DOW JONES STOXX 600**	INDEX RETURN	1M EURIBOR	Annually	09/27/2021 - 12/23/2021	EUR	(1,444,046)	(95,806)	–	(95,806)
Bank of America	HANGZHOU TIGERMED CO	1MLIBOR	INDEX RETURN	Annually	11/27/2024	USD	350,881	1,735	–	1,735
JPMorgan Chase	HANGZHOU TIGERMED CO	USD FED- FUNDS	BOVESPA INDEX	Annually	02/13/2020	USD	(1,371,779)	(27,804)	–	(27,804)
Bank of America	JBS SA	1MLIBOR	INDEX RETURN	Annually	08/23/2021	USD	34,681	(3,474)	–	(3,474)
Bank of America	JBS SA	1MLIBOR	INDEX RETURN	Annually	08/30/2021	USD	35,553	(2,621)	–	(2,621)
Bank of America	JBS SA	1MLIBOR	INDEX RETURN	Annually	08/09/2021	USD	182,935	(15,384)	–	(15,384)
Goldman Sachs	JBS SA	1MLIBOR	INDEX RETURN	Annually	08/15/2024	USD	324,950	(35,710)	–	(35,710)
Goldman Sachs	MAGAZINE LUIZA SA	1MLIBOR	INDEX RETURN	Annually	06/12/2024	USD	(27,634)	24,517	–	24,517
Goldman Sachs	MAGAZINE LUIZA SA	1MLIBOR	INDEX RETURN	Annually	06/12/2024	USD	(28,020)	24,131	–	24,131
Goldman Sachs	MAGAZINE LUIZA SA	1MLIBOR	INDEX RETURN	Annually	06/12/2024	USD	(27,992)	24,159	–	24,159
Goldman Sachs	MAGAZINE LUIZA SA	1MLIBOR	INDEX RETURN	Annually	06/12/2024	USD	(88,639)	85,201	–	85,201
Goldman Sachs	MAGAZINE LUIZA SA	1MLIBOR	INDEX RETURN	Annually	06/12/2024	USD	(4,690)	4,064	–	4,064
Bank of America	TAIWAN SEMICONDUCT OR	3MLIBOR	INDEX RETURN	Annually	12/13/2021	USD	(278,200)	(876)	–	(876)

								$(16,599)	$–	$(16,599)

**The following table represents the individual common stock exposure comprising the Bank of America Merrill Lynch Equity Basket Swaps at December 31, 2019:

Equity Basket Swaps
Shares	Description	Notional Amount	Unrealized Depreciation	Fair Value	Percentage of Basket
SX8PR Index
1,089	SAP SE	$(383,592)	$(25,450)	$(25,450)	26.56%
286	ASML Holding NV	(221,077)	(14,668)	(14,668)	15.31
431	Amadeus IT Group SA	(91,939)	(6,100)	(6,100)	6.37
422	Prosus NV	(82,295)	(5,460)	(5,460)	5.70
1,251	Infineon Technologies AG	(74,384)	(4,935)	(4,935)	5.15
3,072	Telefonaktiebolaget LM Ericsson	(69,891)	(4,637)	(4,637)	4.84
140	Dassault Systemes SE	(60,186)	(3,993)	(3,993)	4.17
5,641	Nokia Oyj	(54,442)	(3,612)	(3,612)	3.77
167	Capgemini SE	(53,350)	(3,540)	(3,540)	3.69
661	STMicroelectronics NV	(46,363)	(3,076)	(3,076)	3.21
280	Hexagon AB	(41,012)	(2,721)	(2,721)	2.84
1,121	Sage Group PLC/The	(29,036)	(1,926)	(1,926)	2.01
65	Temenos AG	(26,870)	(1,783)	(1,783)	1.86
173	Logitech International SA	(21,409)	(1,420)	(1,420)	1.48
97	Atos SE	(21,048)	(1,396)	(1,396)	1.46
108	Scout24 AG	(18,575)	(1,232)	(1,232)	1.29
60	Ingenico Group SA	(17,121)	(1,136)	(1,136)	1.19

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

Shares	Description	Notional Amount	Unrealized Depreciation	Fair Value	Percentage of Basket
49	ASM International NV	$(14,253)	$(946)	$(946)	0.99%
333	Micro Focus International PLC	(12,266)	(814)	(814)	0.85
41	SimCorp A/S	(12,023)	(798)	(798)	0.83
64	AVEVA Group PLC	(10,359)	(687)	(687)	0.72
27	Bechtle AG	(10,006)	(664)	(664)	0.69
633	Avast PLC	(9,915)	(658)	(658)	0.69
29	Alten SA	(9,572)	(635)	(635)	0.66
111	United Internet AG	(9,543)	(633)	(633)	0.66
228	Altran Technologies SA	(9,439)	(626)	(626)	0.65
71	Dialog Semiconductor PLC	(9,349)	(620)	(620)	0.65
54	Nemetschek SE	(9,333)	(619)	(619)	0.65
80	ams AG	(8,463)	(561)	(561)	0.58
17	Sopra Steria Group	(6,935)	(460)	(460)	0.48

		$(1,444,046)	$(95,806)	$(95,806)	100.00%

*	Non-income producing security.
(a)	Perpetual security with no stated maturity date.
(b)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2019, these securities amounted to $9,625,887 or 2.7% of net assets.

(c)	Rate shown represents the effective yield to maturity at date of purchase.

ADR — American Depositary Receipt

AUD — Australian Dollar

BRL — Brazilian Real

BTP — Buoni del Tesoro Poliennali (Republic of Italy)

CAC40 — French Stock Market Index benchmark

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

DAC — Designated Activity Company

DAX — German Stock Exchange

ETF — Exchange Traded Fund

EUR — Euro

FTSE — Financial Times Stock Exchange

ICE — Intercontinental Exchange

JPY — Japanese Yen

JSC — Joint Stock Company

LIBOR— London Interbank Offered Rate

MIB — Italian Stock Exchange

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

NASDAQ — National Association of Securities Dealers Automated Quotations

OAT — Obligations assimilables du Trésor

PJSC — Public Joint Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND DECEMBER 31, 2019

S&P — Standard & Poor’s

SPI — Swiss Performance Index

TSX — Toronto Stock Exchange

USD — U.S. Dollar

ULC — Unlimited Liability Company

VAR — Variable Rate

ZAR — South African Rand

The following table summarizes the inputs used as of December 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Global Bonds	$–	$241,250,266	$–	$241,250,266
Sovereign Debt	–	74,265,756	–	74,265,756
U.S. Treasury Obligations	–	14,066,109	–	14,066,109
Common Stock	6,867,666	–	–	6,867,666
Exchange Traded Funds	4,035,406	–	–	4,035,406

Total Investments in Securities	$10,903,072	$329,582,131	$–	$340,485,203

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$74,132	$–	$–	$74,132
Unrealized Depreciation	(132,399)	–	–	(132,399)
Forwards Contracts*
Unrealized Appreciation	–	86,740	–	86,740
Unrealized Depreciation	–	(57,203)	–	(57,203)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(77,350)	–	(77,350)
Interest Rate Swaps*
Unrealized Appreciation	–	55,666	–	55,666
Unrealized Depreciation	–	(770)	–	(770)
OTC Swaps
Interest Rate Swaps*
Unrealized Depreciation	–	(37,000)	–	(37,000)
Total Return Swaps*
Unrealized Appreciation	–	174,409	–	174,409
Unrealized Depreciation	–	(191,008)	–	(191,008)

Total Other Financial Instruments	$(58,267)	$(46,516)	$–	$(104,783)

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “— “ are $0.

For the period ended December 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2019

SECTOR WEIGHTINGS† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 72.5%
	Shares	Value
China — 5.5%
Alibaba Group Holding ADR *	5,564	$1,180,125
JD.com ADR *	15,962	562,341

		1,742,466

Germany — 3.1%
Delivery Hero *(a)	12,335	976,285

Hong Kong — 0.3%
Alibaba Group Holding *	3,800	101,043

Japan — 4.5%
Sony	20,900	1,423,597

Netherlands — 2.2%
Altice Europe *	105,944	683,080

United Kingdom — 3.3%
Everarc Holdings *	76,048	1,026,648

United States — 53.6%
Industrials — 12.6%
Boeing	2,365	770,422
IHS Markit *	10,901	821,390
Masco	19,212	921,984
WillScot, Class A *	43,891	811,545
XPO Logistics *	8,121	647,244

		3,972,585

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2019

COMMON STOCK (continued)
	Shares	Value
United States (continued)
Communication Services — 19.8%
Activision Blizzard	22,521	$1,338,198
Altice USA, Class A *	8,743	239,034
Charter Communications, Class A *	1,345	652,433
Comcast, Class A	35,200	1,582,944
Fox	15,933	590,636
Take-Two Interactive Software *	8,768	1,073,466
Yandex, Class A *	17,329	753,638

		6,230,349

Utilities — 2.9%
Vistra Energy	39,212	901,484

Information Technology — 9.1%
Fidelity National Information Services	7,672	1,067,098
Fiserv *	4,292	496,284
InterXion Holding *	11,849	993,065
Splunk *	2,117	317,063

		2,873,510

Materials — 6.8%
Barrick Gold	57,564	1,070,115
Constellium, Class A *	56,541	757,649
Freeport-McMoRan	23,397	306,969

		2,134,733

Energy — 2.4%
Canadian Natural Resources	22,913	741,235

		16,853,896

Total Common Stock (Cost $20,602,170)		22,807,015

U.S. TREASURY OBLIGATIONS — 14.3%
	Face Amount
U.S. Treasury Bills 1.496%, 1/21/2020 (b)	$4,500,000	4,496,509

Total U.S. Treasury Obligations (Cost $4,496,303)		4,496,509

EXCHANGE-TRADED FUNDS — 3.0%
	Shares
United States — 3.0%
Financial Select Sector SPDR Fund	30,252	931,157

Total Exchange-Traded Funds (Cost $905,884)		931,157

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2019

WARRANTS — 0.0%
	Number of Warrants	Value
United Kingdom — 0.0%
Everarc Holdings, Expires 12/01/2022*	76,161	$762

Total Warrants (Cost $764)		762

Total Investments – 89.8%		$28,235,443

(Cost $26,005,121)
PURCHASED OPTIONS — 0.3%(c)
	Contracts
Total Purchased Options (Cost $72,362)	87	$80,333

Other Assets & Liabilities, Net - 9.9%		$3,139,465

Net Assets - 100.0%		$31,455,241

The open option contracts held by the Fund at December 31, 2019, are as follows:

PURCHASED OPTIONS — 0.3%

	Contracts	Notional Amount^	Strike Price	Expiration Date	Value
Call Options
Alibaba Group Holding*	59	$25,341	$215.00	01/17/20	$17,818
February 20 Calls on MXEF*	9	13,293	1,125.00	02/21/20	19,980
January 20 Calls on RUY*	10	22,820	1,660.00	01/17/20	24,670
January 20 Calls on SPX*	9	10,908	3,250.00	01/17/20	17,865

Total Purchased Options					$80,333

^ Represents amortized cost.

The open futures contracts held by the Fund at December 31, 2019, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
DAX Index	2	Mar-2020	$745,775	$742,933	$(7,649)
MSCI Emerging Markets	6	Mar-2020	329,177	336,060	6,883
Nikkei 225 Index	3	Mar-2020	349,588	351,825	2,237

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2019

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-MINI	4	Mar-2020	$326,971	$334,120	$ 7,149

			$1,751,511	$1,764,938	$ 8,620

The open forward foreign currency contracts held by the Fund at December 31, 2019, are as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
Goldman Sachs	03/18/20	EUR	50,000	USD	56,048	$ (314)
Goldman Sachs	03/18/20	USD	62,435	JPY	6,800,000	428
Goldman Sachs	03/18/20	JPY	156,443,900	USD	1,438,633	(7,625)
JPMorgan Chase Bank	03/18/20	HKD	680,000	USD	87,124	(89)
JPMorgan Chase Bank	03/18/20	JPY	5,192,000	USD	47,698	(299)
Morgan Stanley	03/18/20	USD	561	JPY	61,000	3
Morgan Stanley	03/18/20	EUR	1,465,700	USD	1,637,790	(14,382)

						$ (22,278)

The open OTC swap agreements held by the Fund at December 31, 2019, are as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts		Net Unrealized Appreciation (Depreciation)
Goldman Sachs	ACCOR SA	EURIBOR- Telerate 1M 30BPS	INDEX RETURN	Annually	10/03/2024	EUR	171,862	$19,591		$–	$19,591
Goldman Sachs	ACCOR SA	EURIBOR- Telerate 1M 30BPS	INDEX RETURN	Annually	10/03/2024	EUR	29,472	2,324		–	2,324
Goldman Sachs	ACCOR SA	EURIBOR- Telerate 1M 30BPS	INDEX RETURN	Annually	10/03/2024	EUR	16,076	(143)		–	(143)
Goldman Sachs	ACCOR SA	EURIBOR- Telerate 1M 30BPS	INDEX RETURN	Annually	10/01/2024	EUR	230,417	24,532		–	24,532
Goldman Sachs	ACCOR SA	EURIBOR- Telerate 1M 30BPS	INDEX RETURN	Annually	10/01/2024	EUR	15,959	1,671		–	1,671
Goldman Sachs	AIRBUS SE	EURIBOR- Telerate 1M 30BPS	INDEX RETURN	Annually	10/01/2024	EUR	13,601	(327)		–	(327)
Goldman Sachs	AIRBUS SE	EURIBOR- Telerate 1M 30BPS	INDEX RETURN	Annually	10/01/2024	EUR	410,072	46,795		–	46,795
Bank of America	CSX CORP	1M LIBOR Spread -.3	INDEX RETURN	Annually	12/26/2021	USD	(7,443)	63		–	63
Bank of America	CSX CORP	1M LIBOR Spread -.3	INDEX RETURN	Annually	12/03/2021	USD	(72,283)	(4,482)		–	(4,482)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2019

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Bank of America	CSX CORP	1M LIBOR Spread -.3	INDEX RETURN	Annually	11/24/2021	USD	(145,038)	$(894)	$–	$(894)
Morgan Stanley	DELUXE CORP	FEDEF-1D Spread -.3	INDEX RETURN	Annually	10/05/2021	USD	(61,490)	(1,421)	–	(1,421)
Morgan Stanley	DIGITAL REALTY TRUST	FEDEF-1D Spread -.3	INDEX RETURN	Annually	10/30/2021	USD	(1,066,272)	55,167	–	55,167
Bank of America	ECOLAB INC	1M LIBOR Spread -.3	INDEX RETURN	Annually	12/22/2021	USD	4,761	(38)	–	(38)
Bank of America	ECOLAB INC	1M LIBOR Spread -.3	INDEX RETURN	Annually	11/23/2021	USD	(144,033)	(5,685)	–	(5,685)
Morgan Stanley	ENERGY TRANSFER LP	FEDEF-1D Spread .95	INDEX RETURN	Annually	10/05/2021	USD	1,382,856	(11,335)	–	(11,335)
Morgan Stanley	HORMEL FOODS CORP	FEDEF-1D Spread -.3	INDEX RETURN	Annually	10/05/2021	USD	(475,701)	(16,173)	–	(16,173)
Goldman Sachs	INGREDION INC	USD- LIBOR- BBA 1m - 35BPS	INDEX RETURN	Annually	10/03/2024	USD	(8,881)	(100)	–	(100)
Goldman Sachs	INGREDION INC	USD- LIBOR- BBA 1m - 35BPS	INDEX RETURN	Annually	10/03/2024	USD	(17,964)	(2,752)	–	(2,752)
Goldman Sachs	INGREDION INC	USD- LIBOR- BBA 1m - 35BPS	INDEX RETURN	Annually	10/03/2024	USD	(9,065)	(1,464)	–	(1,464)
Goldman Sachs	INGREDION INC	USD- LIBOR- BBA 1m - 35BPS	INDEX RETURN	Annually	10/03/2024	USD	(211,917)	(32,743)	–	(32,743)
Bank of America	INTERNATIONAL PAPER	1M LIBOR Spread -.3	INDEX RETURN	Annually	12/15/2021	USD	(148,525)	1,368	–	1,368
Bank of America	INTERNATIONAL PAPER	1M LIBOR Spread -.3	INDEX RETURN	Annually	12/22/2021	USD	(4,883)	3	–	3
Morgan Stanley	LAMB WESTON HOLDINGS	FEDEF-1D Spread -.3	INDEX RETURN	Annually	10/05/2021	USD	(340,858)	(53,076)	–	(53,076)
Morgan Stanley	MSCI ACWI INDEX TRS**	3M USD LIBOR - 17.5BPS	INDEX RETURN	Annually	10/05/2021	USD	2,071,410	160,589	–	160,589
Morgan Stanley	MSCI ACWI INDEX TRS**	3M USD LIBOR - 17.5BPS	INDEX RETURN	Annually	12/29/2020	USD	347,565	(1,919)	–	(1,919)
Bank of America	PACKAGING CORP OF AM	1M LIBOR Spread -.3	INDEX RETURN	Annually	12/22/2021	USD	(4,939)	13	–	13
Bank of America	PACKAGING CORP OF AM	1M LIBOR Spread -.3	INDEX RETURN	Annually	12/15/2021	USD	(148,534)	(768)	–	(768)
Morgan Stanley	QUAKER CHEMICAL CORP	FEDEF-1D Spread -.3	INDEX RETURN	Annually	10/05/2021	USD	(385,826)	(27,632)	–	(27,632)
Goldman Sachs	SAFRAN SA	EURIBOR- Telerate 1M 30BPS	INDEX RETURN	Annually	10/03/2024	EUR	36,964	(447)	–	(447)
Goldman Sachs	SAFRAN SA	EURIBOR- Telerate 1M 30BPS	INDEX RETURN	Annually	12/26/2021	EUR	27,648	(750)	–	(750)
Goldman Sachs	SAFRAN SA	EURIBOR- Telerate 1M 30BPS	INDEX RETURN	Annually	10/03/2024	EUR	769,713	(31,433)	–	(31,433)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2019

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Goldman Sachs	SAFRAN SA	EURIBOR- Telerate 1M 30BPS	INDEX RETURN	Annually	10/03/2024	EUR	69,029	$(630)	$–	$(630)
Morgan Stanley	SNAP-ON INC	FEDEF-1D Spread -.3	INDEX RETURN	Annually	10/05/2021	USD	(776,549)	(66,393)	–	(66,393)
Morgan Stanley	STERICYCLE INC	FEDEF-1D Spread -.3	INDEX RETURN	Annually	10/05/2021	USD	(130,525)	(31,249)	–	(31,249)
Goldman Sachs	TRAINLINE PLC	GBP- LIBOR- BBA 1M 0BPS	INDEX RETURN	Annually	12/17/2024	GBP	11,347	(82)	–	(82)
Goldman Sachs	TRAINLINE PLC	GBP- LIBOR- BBA 1M 0BPS	INDEX RETURN	Annually	12/13/2021	GBP	294,131	14,827	–	14,827
Morgan Stanley	TRAINLINE PLC	LIBOR-1M Spread .35	INDEX RETURN	Annually	11/13/2021	GBP	295,473	74,549	–	74,549
Goldman Sachs	TUTOR PERINI CORP	USD- LIBOR- BBA 1m - 35BPS	INDEX RETURN	Annually	10/04/2024	USD	(992)	246	–	246
Goldman Sachs	TUTOR PERINI CORP	USD- LIBOR- BBA 1m - 35BPS	INDEX RETURN	Annually	10/04/2024	USD	(5,795)	1,547	–	1,547
Goldman Sachs	TUTOR PERINI CORP	USD- LIBOR- BBA 1m - 35BPS	INDEX RETURN	Annually	10/04/2024	USD	(68,823)	2,882	–	2,882
Goldman Sachs	TUTOR PERINI CORP	USD- LIBOR- BBA 1m - 35BPS	INDEX RETURN	Annually	12/26/2021	USD	(2,204)	44	–	44
Goldman Sachs	UNION PACIFIC CORP	FEDEF-1D Spread -.3	INDEX RETURN	Annually	10/05/2021	USD	(72,356)	(6,868)	–	(6,868)
Goldman Sachs	UNION PACIFIC CORP	USD- LIBOR- BBA 1m - 35BPS	INDEX RETURN	Annually	10/03/2024	USD	(15,833)	(895)	–	(895)
Goldman Sachs	UNION PACIFIC CORP	USD- LIBOR- BBA 1m - 35BPS	INDEX RETURN	Annually	10/03/2024	USD	(67,932)	(7,704)	–	(7,704)
Goldman Sachs	UNION PACIFIC CORP	USD- LIBOR- BBA 1m - 35BPS	INDEX RETURN	Annually	10/03/2024	USD	(70,044)	(10,561)	–	(10,561)
Morgan Stanley	UNION PACIFIC CORP	FEDEF-1D Spread -.3	INDEX RETURN	Annually	10/03/2021	USD	(588,240)	(72,327)	–	(72,327)
Goldman Sachs	UNION PACIFIC CORP	USD- LIBOR- BBA 1m - 35BPS	INDEX RETURN	Annually	12/03/2024	USD	71,926	(5,339)	–	(5,339)
Morgan Stanley	UNITED PARCEL-B	FEDEF-1D Spread -.3	INDEX RETURN	Annually	10/05/2021	USD	(356,228)	(2,649)	–	(2,649)

								$7,932	$–	$7,932

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2019

**The following table represents the individual common stock exposure comprising the Morgan Stanley Equity Basket Swaps at December 31, 2019:

Equity Basket Swaps

Shares	Description	Notional Amount	Unrealized Appreciation	Fair Value	Percentage of Basket

M1CXADB Index
0.0251	APPLE INC	$(63,048)	$4,138	$4,138	2.61%
0.0402	MICROSOFT CORPORATION	(54,346)	3,567	3,567	2.25%
0.0023	AMAZON.COM INC	(36,912)	2,423	2,423	1.53%
0.0133	FACEBOOK INC	(23,459)	1,540	1,540	0.97%
0.0177	JPMORGAN CHASE & CO	(21,176)	1,390	1,390	0.88%
0.0017	ALPHABET INC CLASS C	(19,857)	1,303	1,303	0.82%
0.0017	ALPHABET INC CLASS A COMMON STOCK	(19,060)	1,251	1,251	0.79%
0.0146	JOHNSON&JOHNSON	(18,290)	1,201	1,201	0.76%
0.0094	ALIBABA GROUP HOLDING LTD	(17,053)	1,119	1,119	0.71%
0.0096	VISA INC-CLASS A SHARES	(15,417)	1,012	1,012	0.64%
0.0165	NESTLE AG	(15,299)	1,004	1,004	0.63%
0.0139	PROCTER & GAMBLE	(14,850)	975	975	0.61%
0.0491	BANK OF AMERICA	(14,797)	971	971	0.61%
0.0073	BERKSHIRE CL B	(14,172)	930	930	0.59%
0.0235	EXXON MOBIL CORP	(14,027)	921	921	0.58%
0.0405	AT & T INC	(13,567)	890	890	0.56%
0.0053	UNITEDHEALTH GRP	(13,236)	869	869	0.55%
0.0318	TENCENT HOLDINGS LTD.	(13,130)	862	862	0.54%
0.1367	TAIWAN SEMICONDUCTOR MANUFACTURING CO	(12,923)	848	848	0.53%
0.0050	MASTERCARD INCORPORATED	(12,807)	841	841	0.53%
0.0246	INTEL CORP	(12,596)	827	827	0.52%
0.0100	WALT DISNEY CO	(12,378)	812	812	0.51%
0.0229	VERIZON COMMUNICATIONS	(12,065)	792	792	0.50%
0.0061	HOME DEPOT	(11,362)	746	746	0.47%
0.0142	MERCK & CO	(11,063)	726	726	0.46%
0.0265	SAMSUNG ELECTRONICS CO LTD	(10,948)	719	719	0.45%
0.0105	CHEVRON CORP	(10,869)	713	713	0.45%
0.0039	ROCHE GS	(10,823)	710	710	0.45%
0.0232	WELLS FARGO & CO	(10,699)	702	702	0.44%
0.0225	COCA COLA CO	(10,682)	701	701	0.44%
0.0307	PFIZER INC	(10,296)	676	676	0.43%
0.0238	CISCO SYSTEMS	(9,754)	640	640	0.40%
0.0252	COMCAST CORP CLASS A	(9,690)	636	636	0.40%
0.0119	NOVARTIS AG	(9,686)	636	636	0.40%
0.0078	PEPSICO INC	(9,078)	596	596	0.38%
0.0125	CITIGROUP INC	(8,574)	563	563	0.35%
0.0030	THE BOEING COMPANY	(8,273)	543	543	0.34%
0.0079	WALMART INC	(8,059)	529	529	0.33%
0.0127	TOYOTA MOTOR CORP	(7,703)	506	506	0.32%
0.0027	ADOBE INC	(7,606)	499	499	0.31%
0.1120	HSBC HOLDINGS PLC	(7,521)	494	494	0.31%
0.0098	ABBOTT LABS	(7,293)	479	479	0.30%
0.0074	MEDTRONIC INC	(7,232)	475	475	0.30%
0.0130	BRISTOL-MYERS SQUIBB CO	(7,150)	469	469	0.30%
0.0042	MCDONALDS CORP	(7,130)	468	468	0.29%
0.0033	AMGEN	(6,868)	451	451	0.28%
0.0024	NETFLIX INC	(6,731)	442	442	0.28%
0.0032	NVIDIA CORP	(6,468)	425	425	0.27%
0.0046	SALESFORCE COM	(6,438)	423	423	0.27%
0.0035	ACCENTURE PLC	(6,374)	418	418	0.26%
39.9324	OTHER	(1,718,478)	112,799	112,799	71.10%

		$(2,417,313)	$158,670	$158,670	100.00%

*	Non-income producing security.
(a)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At December 31, 2019, these securities amounted to $976,285 or 3.1% of net assets.

(b)	Rate shown represents the effective yield to maturity at date of purchase.
(c)	Refer to table below for details on options contracts.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND DECEMBER 31, 2019

ADR — American Depositary Receipt

Cl — Class

DAX — German Stock Exchange

EUR — Euro

HKD — Hong Kong Dollar

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

SPDR — Standard & Poor’s Depository Receipt

SPX — Standard & Poor’s 500 Index

USD — United States Dollar

The following table summarizes the inputs used as of December 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$22,807,015	$–	$–	$22,807,015
U.S. Treasury Obligations	–	4,496,509	–	4,496,509
Exchange-Traded Funds	931,157	–	–	931,157
Warrants	–	762	–	762

Total Investments in Securities	$23,738,172	$4,497,271	$–	$28,235,443

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$80,333	$–	$–	$80,333
Futures Contracts*
Unrealized Appreciation	16,269	–	–	16,269
Unrealized Depreciation	(7,649)	–	–	(7,649)
Forwards Contracts*
Unrealized Appreciation	–	431	–	431
Unrealized Depreciation	–	(22,709)	–	(22,709)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	406,211	–	406,211
Unrealized Depreciation	–	(398,279)	–	(398,279)

Total Other Financial Instruments	$88,953	$(14,346)	$–	$74,607

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “— “ are $0.

For the period ended December 31, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2019

SECTOR WEIGHTINGS† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

U.S. TREASURY OBLIGATIONS — 87.9%

	Face Amount	Value
U.S. Treasury Bills 1.406%, 1/16/2020 (a)	$1,850,000	$1,848,995

Total U.S. Treasury Obligations
(Cost $1,848,989)		1,848,995

Total Investments - 87.9%		$1,848,995

(Cost $1,848,989)
Other Assets & Liabilities, Net - 12.1%		$253,819

Net Assets - 100.0%		$2,102,814

The open futures contracts held by the Fund at December 31, 2019, are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount	Value	Unrealized Appreciation
Russell 2000 Index E-MINI	22	Mar-2020	$1,835,088	$1,837,660	$2,572

(a)	Rate shown represents the effective yield to maturity at date of purchase.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND DECEMBER 31, 2019

The following table summarizes the inputs used as of December 31, 2019, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$–	$1,848,995	$–	$1,848,995

Total Investments in Securities	$–	$1,848,995	$–	$1,848,995

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$2,572	$–	$–	$2,572

Total Other Financial Instruments	$2,572	$–	$–	$2,572

*Futures contracts are valued at the unrealized appreciation on the instrument.

Amounts designated as “— “ are $0.

For the period ended December 31, 2019, there were no transfers in or out of Level 3

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

	New World Opportunities Fund	Endeavour Equity Fund	Discover Equity Fund
Assets:
Investments, at Value (Cost $336,219,946, $26,005,121 and $1,848,989)	$340,485,203	$28,235,443	$1,848,995
Foreign Currency, at Value (Cost $1,023,670, $42,583 and $–)	1,028,654	42,265	–
Swap Contracts, at Value (Cost $–, $– and $–)	174,409	406,211	–
Options Purchased, at Value (Cost $–, $72,362 and $–)	–	80,333	–
Interest and Dividend Receivable	4,556,576	4,787	–
Receivable for Investment Securities Sold	4,340,021	899,375	–
Cash Equivalents	1,555,324	1,992,896	2,002,808
Cash Pledged as Collateral for Swap Contracts	592,686	1,186,196	–
Cash Pledged as Collateral for Futures Contracts	283,633	115,749	–
Cash Pledged as Collateral for Options Contracts	270,101	–	–
Unrealized Appreciation on Forward Foreign Currency Contracts	86,740	431	–
Receivable for Capital Shares Sold	75,000	125,000	100,000
Deferred Offering Costs	21,574	70,777	75,792
Unrealized Appreciation on Spot Currency Contracts	1,092	–	–
Due from Adviser	–	20,248	–
Prepaid Expenses	15,660	1,219	–

Total Assets	353,486,673	33,180,930	4,027,595

Liabilities:
Swap Contracts, at Value (Cost $–, $– and $–)	228,008	398,279	–
Due to Broker	101,374	–	–
Due to Adviser	59,964	–	67,252
Unrealized Depreciation on Forward Foreign Currency Contracts	57,203	22,709	–
Payable for Variation Margin	482	–	–
Due to Administrator	12,029	8,493	205
Chief Compliance Officer Fees Payable	3,793	311	54
Unrealized Depreciation on Spot Currency Contracts	1,059	–	–
Trustees Fees Payable	337	28	5
Payable for Investment Securities Purchased	–	1,269,109	1,848,989
Other Accrued Expenses	102,895	26,760	8,276

Total Liabilities	567,144	1,725,689	1,924,781

Net Assets	$352,919,529	$31,455,241	$2,102,814

Net Assets Consist of:
Paid-in Capital	$353,424,911	$29,228,986	$2,100,236
Total Distributable Earnings (Loss)	(505,382)	2,226,255	2,578

Net Assets	$352,919,529	$31,455,241	$2,102,814

Institutional Shares:
Net Assets	$352,919,426	$31,450,924	$2,102,691
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	35,397,201	2,915,302	210,001

Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$9.97	$10.79	$10.01

Class X Shares:
Net Assets	$103	$4,317	$123
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	10	401	12

Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$9.97*	$10.77	$10.01*

* Net Assets divided by shares do not calculate to the stated NAV because Net Assets and shares shown are rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS FOR THE PERIOD ENDED DECEMBER 31, 2019

STATEMENTS OF OPERATIONS

	New World Opportunities Fund(1)	Endeavour Equity Fund(2)	Discover Equity Fund(3)
Investment Income:
Interest Income	$12,437,275	$21,411	$–
Dividend Income	180,476	25,716	–
Less: Foreign Taxes Withheld	(16,864)	(1,204)	–

Total Investment Income	12,600,887	45,923	–

Expenses:
Investment Advisory Fees (Note 6)	1,106,284	22,407	–
Administration Fees	110,623	25,205	205
Trustees’ Fees	14,173	757	5
Chief Compliance Officer Fees	6,955	311	54
Professional Fees	128,557	15,256	7,587
Offering Costs	75,306	21,802	208
Custodian Fees	72,166	3,255	100
Transfer Agent Fees	66,378	9,881	224
Registration Fees	51,076	2,597	21
Printing Fees	36,549	4,220	231
Insurance and Other Expenses	18,355	6,005	113

Total Expenses	1,686,422	111,696	8,748
Less:
Reimbursement by Investment Adviser (Note 6)	(303,539)	(80,982)	(8,748)

Net Expenses	1,382,883	30,714	–

Net Investment Income	11,218,004	15,209	–

Net Realized Gain (Loss) on:
Investments	(1,707,719)	233,606	–
Futures Contracts	(1,170,868)	(231,276)	–
Foreign Currency Transactions	(24,271)	(1,069)	–
Forward Foreign Currency Contracts	(78,649)	17,306	–
Swap Contracts	(1,531,409)	(190,183)	–
Option Contracts	61,561	150,246	–

Net Realized Loss	(4,451,355)	(21,370)	–

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,265,257	2,230,322	6
Futures Contracts	(58,267)	8,620	2,572
Foreign Currency Translation	4,503	(151)	–
Forward Foreign Currency Contracts	29,537	(22,278)	–
Swap Contracts	(76,053)	7,932	–
Option Contracts	–	7,971	–

Net Change in Unrealized Appreciation	4,164,977	2,232,416	2,578

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Option Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(286,378)	2,211,046	2,578

Net Increase in Net Assets Resulting from Operations	$10,931,626	$2,226,255	$2,578

(1)	The Aperture New World Opportunities Fund commenced operations on March 18, 2019.
(2)	The Aperture Endeavour Equity Fund commenced operations on September 30, 2019.
(3)	The Aperture Discover Equity Fund commenced operations on December 30, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 31, 2019(1)
Operations:
Net Investment Income	$11,218,004
Net Realized Loss on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(4,451,355)
Net Change in Unrealized Appreciation on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Translations	4,164,977

Net Increase in Net Assets Resulting from Operations	10,931,626

Distributions:	(11,437,008)

Capital Share Transactions:
Institutional Shares:
Issued	354,392,645
Reinvestment of Distributions	48,817
Redeemed	(1,016,654)

Net Institutional Share Transactions	353,424,808

Class X Shares:
Issued	215
Reinvestment of Distributions	2
Redeemed	(114)

Net Class X Share Transactions	103

Net Increase in Net Assets from Share Transactions	353,424,911

Total Increase in Net Assets	352,919,529

Net Assets:
Beginning of Period	—

End of Period	$352,919,529

Shares Issued and Redeemed:
Institutional Shares:
Issued	35,494,482
Reinvestment of Distributions	4,896
Redeemed	(102,177)

Net Institutional Shares Capital Share Transactions	35,397,201

Class X Shares:
Issued	22
Reinvestment of Distributions	—
Redeemed	(12)

Net Class X Shares Capital Share Transactions	10

Net Increase in Shares Outstanding from Share Transactions	35,397,211

(1)	The Aperture New World Opportunities Fund commenced operations on March 18, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 31, 2019(1)
Operations:
Net Investment Income	$15,209
Net Realized Loss on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(21,370)
Net Change in Unrealized Appreciation on Investments, Futures Contracts, Option Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Translations	2,232,416

Net Increase in Net Assets Resulting from Operations	2,226,255

Capital Share Transactions:
Institutional Shares:
Issued	29,225,108
Redeemed	(113)

Net Institutional Share Transactions	29,224,995

Class X Shares:
Issued	4,114
Redeemed	(123)

Net Class X Share Transactions	3,991

Net Increase in Net Assets from Share Transactions	29,228,986

Total Increase in Net Assets	31,455,241

Net Assets:
Beginning of Period	—

End of Period	$31,455,241

Shares Issued and Redeemed:
Institutional Shares:
Issued	2,915,313
Redeemed	(11)

Net Institutional Shares Capital Share Transactions	2,915,302

Class X Shares:
Issued	412
Redeemed	(11)

Net Class X Shares Capital Share Transactions	401

Net Increase in Shares Outstanding from Share Transactions	2,915,703

(1)	The Aperture Endeavour Equity Fund commenced operations on September 30, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended December 31, 2019(1)
Operations:
Net Investment Income	$—
Net Realized Gain on Investments and Futures Contracts	—
Net Change in Unrealized Appreciation on Investments and Futures Contracts	2,578

Net Increase in Net Assets Resulting from Operations	2,578

Capital Share Transactions:
Institutional Shares:
Issued	2,100,113

Net Institutional Share Transactions	2,100,113

Class X Shares:
Issued	123

Net Class X Share Transactions	123

Net Increase in Net Assets from Share Transactions	2,100,236

Total Increase in Net Assets	2,102,814

Net Assets:
Beginning of Period	—

End of Period	$2,102,814

Shares Issued and Redeemed:
Institutional Shares:
Issued	210,001

Net Institutional Shares Capital Share Transactions	210,001

Class X Shares:
Issued	12

Net Class X Shares Capital Share Transactions	12

Net Increase in Shares Outstanding from Share Transactions	210,013

(1)	The Aperture Discover Equity Fund commenced operations on December 30, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

Institutional Shares	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.33
Net Realized and Unrealized Loss	(0.04)

Total from Operations	0.29

Dividends and Distributions:
Net Investment Income	(0.32)

Total Dividends and Distributions	(0.32)

Net Asset Value, End of Period	$9.97

Total Return†	2.97%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$352,919
Ratio of Expenses to Average Net Assets	0.50%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.61%**
Ratio of Net Investment Income to Average Net Assets	4.04%**
Portfolio Turnover Rate†	78%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 1.33%.
*	Commenced operations on March 18, 2019.
**	Annualized
†	Total Return and portfolio turnover rate are for the period indicated and have not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE NEW WORLD OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

Class X Shares	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$9.94

Income (Loss) from Operations:
Net Investment Income(1)	0.11
Net Realized and Unrealized Gain	0.14

Total from Operations	0.25

Dividends and Distributions:
Net Investment Income	(0.22)

Total Dividends and Distributions	(0.22)

Net Asset Value, End of Period	$9.97

Total Return†	2.52%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$—
Ratio of Expenses to Average Net Assets	0.03%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.03%**
Ratio of Net Investment Income to Average Net Assets	3.84%**
Portfolio Turnover Rate†	78%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 1.48%.
*	Commenced operations on September 13, 2019.
**	Annualized
†	Total Return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

Institutional Shares	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.02
Net Realized and Unrealized Gain	0.77

Total from Operations	0.79

Net Asset Value, End of Period	$10.79

Total Return†	7.90%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$31,451
Ratio of Expenses to Average Net Assets	0.44%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.60%**
Ratio of Net Investment Income to Average Net Assets	0.36%**
Portfolio Turnover Rate†	39%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 1.94%.
*	Commenced operations on September 30, 2019.
**	Annualized
†	Total Return and portfolio turnover rate are for the period indicated and have not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE ENDEAVOUR EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

Class X Shares	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.02
Net Realized and Unrealized Gain	0.75

Total from Operations	0.77

Net Asset Value, End of Period	$10.77

Total Return†	7.70%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$4
Ratio of Expenses to Average Net Assets	0.47%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.55%**
Ratio of Net Investment Income to Average Net Assets	0.63%**
Portfolio Turnover Rate†	39%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 2.09%.
*	Commenced operations on September 30, 2019.
**	Annualized
†	Total Return and portfolio turnover rate are for the period indicated and have not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

Institutional Shares	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.00
Net Realized and Unrealized Gain	0.01

Total from Operations	0.01

Net Asset Value, End of Period	$10.01

Total Return†	0.10%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$2,103
Ratio of Expenses to Average Net Assets	—%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	nm%
Ratio of Net Investment Loss to Average Net Assets	—%**
Portfolio Turnover Rate†	—%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 2.30%.
*	Commenced operations on December 30, 2019.
**	Annualized
nm	Expenses to average net assets excluding waivers is not a meaningful percentage as the Fund was open for operations for 1 day and incurred expense waivers as shown on the Statement of Operations.
†	Total Return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE DISCOVER EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

Class X Shares	Period Ended December 31, 2019*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.00
Net Realized and Unrealized Gain	0.01

Total from Operations	0.01

Net Asset Value, End of Period	$10.01

Total Return†	0.10%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$—
Ratio of Expenses to Average Net Assets	—%**(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	nm%
Ratio of Net Investment Income to Average Net Assets	—%**
Portfolio Turnover Rate†	—%

(1)	Calculated using average shares.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average net assets would have been 2.45%.
*	Commenced operations on December 30, 2019.
**	Annualized
nm	Expenses to average net assets excluding waivers is not a meaningful percentage as the Fund was open for operations for 1 day and incurred expense waivers as shown on the Statement of Operations.
†	Total Return and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 33 funds. The financial statements herein are those of the Aperture Funds (the “Funds”). The investment objective of the Aperture New World Opportunities Fund is to seek total return, consisting of current income and capital appreciation. The investment objective of the Aperture Endeavour Equity Fund is to seek a return in excess of the MSCI ACWI hedged to USD Net Total Return Index. The investment objective of the Aperture Discover Equity Fund is to seek a return in excess of the Russell 2000 Total Return Index. The Aperture New World Opportunities Fund is classified as a diversified investment company. The Aperture Endeavour Equity Fund and the Aperture Discover Equity Fund are “non-diversified” Funds. Aperture Investors, LLC serves as the Funds’ investment adviser (the “Adviser”). The Aperture New World Opportunities Fund, the Aperture Endeavour Equity Fund and the Aperture Discover Equity Fund currently offer Institutional Shares and Class X Shares. The Aperture New World Opportunities Fund, the Aperture Endeavour Equity Fund and the Aperture Discover Equity Fund commenced operations on March 18, 2019, September 30, 2019 and December 30, 2019, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended December 31, 2019, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended December 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Funds’ Schedule of Investments for details regarding open futures contracts as of December 31, 2019.

For the period ended December 31, 2019, the average monthly notional amount of futures contracts held were as follows:

New World Opportunities Fund:
Average Monthly Market Value Balance Long	$3,329,253
Average Monthly Market Value Balance Short	$(3,454,312)
Endeavour Equity Fund:
Average Monthly Market Value Balance Long	$(588,313)

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Funds distribute their net investment income quarterly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Offering Costs — During the period ended December 31, 2019, the Aperture New World Opportunities Fund, the Aperture Endeavour Equity Fund and the Aperture Discover Equity Fund commenced operations and incurred offering costs of $75,306, $21,802 and $208, which are being amortized to expense over a twelve month period, respectively. As of December 31, 2019, the Aperture New World Opportunities Fund, the Aperture Endeavour Equity Fund and Aperture Discover Equity Fund had $21,574, $70,777 and $75,792 remaining to be amortized, respectively.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Schedules of Investments for details regarding open forward foreign currency contracts as of December 31, 2019, if applicable.

For the period ended December 31, 2019, the average balances of forward foreign currency contracts were as follows:

New World Opportunities Fund:
Average Monthly Notional Contracts Purchased	$(1,980,072)
Average Monthly Notional Contracts Sold	$2,184,751

Endeavour Equity Fund:
Average Monthly Notional Contracts Purchased	$(20,999)
Average Monthly Notional Contracts Sold	$1,089,098

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps, equity swaps contracts, interest rate swaps and credit default swaps. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal.

The Funds may use credit default swaps to reduce risk where the Funds have exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Funds will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked- to-market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Funds at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of December 31, 2019, if applicable.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds’ ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, it will not be able to implement its investment strategy.

For the period ended December 31, 2019, the average market value amount of swap contracts held by the Funds are as follows:

New World Opportunities Fund:
Average Market Value Amount Total Return Swaps	$25,894
Average Market Value Amount Credit Default Swaps	$169,500
Average Market Value Amount Interest Rate Swaps	$1,989

Endeavour Equity Fund:
Average Market Value Amount Total Return Swaps	$6,412

Options Written/Purchased — The Funds may purchase and/or write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options and only at the expiration date for European options. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statement of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Funds will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

For the period ended December 31, 2019, the average monthly notional value of purchased option contracts held were as follows:

New World Opportunities Fund:
Average Monthly Notional Contracts Purchased	$22,760
Average Monthly Notional Contracts Sold	$3,820

Endeavour Equity Fund:
Average Monthly Notional Contracts Purchased	$26,778

3. Derivative Transactions:

The following tables include the Funds exposure by type of risk on derivatives held throughout the period.

The fair value of derivative instruments as of December 31, 2019, is as follows:

	Aperture New World Opportunities Fund
	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liability Location	Fair Value		Statements of Assets and Liability Location	Fair Value

Credit contracts	Net Assets —Unrealized appreciation on swap contracts	$ -	†	Net Assets — Unrealized depreciation on swap contracts	$ 77,350	†
Equity contracts	Net Assets — Unrealized appreciation on futures contracts	54,275	*	Net Assets — Unrealized depreciation on futures contracts	50,901	*
	Net Assets — Unrealized appreciation on swap contracts	174,409	†	Net Assets — Unrealized depreciation on swap contracts	191,008	†
Foreign exchange
contracts	Net Assets — Unrealized appreciation on forward foreign currency contracts	86,740		Net Assets — Unrealized depreciation on forward foreign currency contracts	57,203
	Net Assets — Unrealized appreciation on futures contracts	18,338	*	Net Assets — Unrealized depreciation on futures contracts	25,276	*
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	1,519	*	Net Assets — Unrealized depreciation on futures contracts	56,222	*
	Net Assets — Unrealized appreciation on swap contracts	55,666	†	Net Assets — Unrealized depreciation on swap contracts	37,770	†

Total		$ 390,947			$ 495,730

	Aperture Endeavour Equity Fund
	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liability Location	Fair Value		Statements of Assets and Liability Location	Fair Value

Equity contracts	Net Assets — Unrealized appreciation on futures contracts	$ 16,269	*	Net Assets — Unrealized depreciation on futures contracts	$ 7,649	*
	Net Assets — Unrealized appreciation on swap contracts	406,211	†	Net Assets — Unrealized depreciation on swap contracts	398,279	†
	Purchased options, at Value	80,333		Written options, at Value	-
Foreign exchange
contracts	Net Assets — Unrealized appreciation on forward foreign currency contracts	431		Net Assets — Unrealized depreciation on forward foreign currency contracts	22,709

Total		$ 503,244			$ 428,637

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

† Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedules of Investments.

* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the period ended December 31, 2019, were as follows:

The amount of realized gain on derivatives recognized in income:

	Aperture New World Opportunities Fund
		Forward Foreign
	Futures	Currency	Swap
	Contracts	Contracts	Contracts	Options	Total
Interest rate contracts	$(342,256)	$-	$(229,797)	$61,561	$(510,492)
Equity contracts	(809,952)	-	(1,121,441)	-	(1,931,393)
Credit contracts	-	-	(281,691)	-	(281,691)
Foreign exchange contracts	(18,660)	(78,649)	101,520	-	4,211
Total	$(1,170,868)	$(78,649)	$(1,531,409)	$61,561	$(2,719,365)

	Aperture Endeavour Equity Fund
		Forward Foreign
	Futures	Currency	Swap
	Contracts	Contracts	Contracts	Options	Total
Interest rate contracts	$-	$-	$-	$-	$-
Equity contracts	(231,276)	-	(190,183)	150,246	(271,213)
Credit contracts	-	-	-	-	-
Foreign exchange contracts	-	17,306	-	-	17,306
Total	$(231,276)	$17,306	$(190,183)	$150,246	$(253,907)

Change in unrealized appreciation/(depreciation) on derivatives recognized in income:

	Aperture New World Opportunities Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Options	Total
Interest rate contracts	$(54,703)	$-	$17,896	$-	$(36,807)
Equity contracts	3,374	-	(16,599)	-	(13,225)
Credit contracts	-	-	(77,350)	-	(77,350)
Foreign exchange contracts	(6,938)	29,537	-	-	22,599
Total	$(58,267)	$29,537	$(76,053)	$-	$(104,783)

	Aperture Endeavour Equity Fund
	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Options	Total
Interest rate contracts	$-	$-	$-	$-	$-
Equity contracts	8,620	-	7,932	7,971	24,523
Foreign exchange contracts	-	(22,278)	-	-	(22,278)
Total	$8,620	$(22,278)	$7,932	$7,971	$2,245

4. Offsetting Assets and Liabilities:

The Aperture New World Opportunities Fund and Aperture Endeavour Equity Fund are subject to various netting arrangements with select counterparties

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

(“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Funds as of December 31, 2019:

			Aperture New World Opportunities Fund
	Financial Derivative Assets			Financial Derivative Liabilities

Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures†

Bank of America	$-	$1,735	$1,735	$-	$124,019	$124,019	$(122,284)	$122,284	$-
Goldman Sachs	-	172,674	172,674	-	39,185	39,185	133,489	-	133,489
JPMorgan Chase Bank	15,756	-	15,756	44,233	64,804	109,037	(93,281)	93,281	-
Morgan Stanley	70,984	-	70,984	12,970	-	12,970	58,014	-	58,014

Total over the counter	$86,740	$174,409	$261,149	$57,203	$228,008	$285,211

			Aperture Endeavour Equity Fund
	Financial Derivative Assets			Financial Derivative Liabilities

Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures†

Bank of America	$-	$1,447	$1,447	$-	$11,867	$11,867	$(10,420)	$10,420	$-
Goldman Sachs	428	114,459	114,887	7,939	102,238	110,177	4,710	-	4,710
JPMorgan Chase Bank	-	-	-	388	-	388	(388)	388	-
Morgan Stanley	3	290,305	290,308	14,382	284,174	298,556	(8,248)	8,248	-

Total over the counter	$431	$406,211	$406,642	$22,709	$398,279	$420,988

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the period ended December 31, 2019, the Aperture New World Opportunities Fund, the Aperture Endeavour Equity Fund and the Aperture Discover Equity Fund incurred $110,623, $25,205 and $205 for these services, respectively.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

State Street Bank and Trust Company acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate adjusted for performance and based on the average net assets of each Fund:

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

The Aperture New World Opportunities Fund management fee is 1.225% of the Fund’s average daily net assets adjusted upward or downward by a performance adjustment (the “Performance Adjustment”) that depends on whether, and to what extent, the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Bloomberg Barclays EM USD Aggregate 1-5 Year Total Return Index (the “EM Index”) plus 2.75% (275 basis points) (the “Index Hurdle”) over the period which performance is measured (“Performance Period”).

The Aperture Endeavour Equity Fund management fee is 1.82% of the Fund’s average daily net assets adjusted upward or downward by a performance adjustment that depends on whether, and to what extent, the performance of the Institutional Class exceeds, or is exceeded by, the performance of the MSCI ACWI hedged to USD Net Total Return Index plus 5.00% (500 basis points) over the Performance Period.

The Aperture Discover Equity Fund management fee is 2.175% of the Fund’s average daily net assets adjusted upward or downward by a performance adjustment that depends on whether, and to what extent, the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Russell 2000 Total Return Index plus 6.25% (625 basis points) over the Performance Period.

The Performance Adjustment for the Funds is calculated and accrued daily, according to a schedule that adds or subtracts 0.003% (0.30 basis points) of the Fund’s average daily net assets for each 0.01% (1 basis point) of absolute performance by which the performance of the Institutional Class exceeds or lags the performance of the Index Hurdle for the period from the beginning of the Performance Period through the prior business day. The maximum Performance Adjustment (positive or negative) of the Aperture New World Opportunities Fund will not exceed an annualized rate of +/- 0.825% (82.5 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.75% percentage points (275 basis points) for the Performance Period. The maximum Performance Adjustment (positive or negative) of the Aperture Endeavour Equity Fund will not exceed an annualized rate of +/- 1.50% (150 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Index Hurdle by 5.00% percentage points (500 basis points) for the Performance Period. The maximum Performance Adjustment (positive or negative) of the Aperture Discover Equity Fund will not exceed an annualized rate of +/- 1.875% (187.5 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Institutional Class exceeds, or is exceeded by, the performance of the Index Hurdle by 6.25% percentage points (625 basis points) for the Performance Period.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

On a monthly basis, the Aperture New World Opportunities Fund will pay the Adviser the minimum fee rate of 0.40% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured was initially from the March 18, 2019 (commencement of operations) to December 31, 2019 and thereafter each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the Performance Period from March 18, 2019 (commencement of operations) to December 31, 2019, the Fund accrued advisory fees of $1,106,284, at an annual effective rate (excluding the impact from any expense waivers in effect) of 0.40% of the Fund’s average net assets, which reflected a (0.63)% Performance Adjustment of $(2,194,197).

On a monthly basis, the Aperture Endeavour Equity Fund will pay the Adviser the minimum fee rate of 0.32% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the Performance Period from September 30, 2019 (commencement of operations) to December 31, 2019, the Fund accrued advisory fees of $22,407, at an annual effective rate (excluding the impact from any expense waivers in effect) of 0.32% of the Fund’s average net assets, which reflected a (0.38)% Performance Adjustment of $(105,036).

On a monthly basis, the Aperture Discover Equity Fund will pay the Adviser the minimum fee rate of 0.30% of the first $300 million, 0.24% for assets between $300 million and $400 million; and 0.19% over $400 million on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

below. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the Performance Period from December 30, 2019 (commencement of operations) to December 31, 2019, the Fund accrued advisory fees of $0.

In addition, The Adviser has contractually agreed to reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding investment advisory fees, class-specific expenses, interest, taxes, brokerage commissions, acquire fund fees and expenses, dividend and interest expenses on securities sold short and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.10% of the Aperture New World Opportunities Fund’s average daily net assets and 0.12% of the Aperture Endeavour Equity Fund and Aperture Discover Equity Fund’s average daily net assets until April 30, 2021 (the “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2021. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. As of December 31, 2019, there were no fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Fund. In the Statement of Operations, the reimbursement of expenses of the Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund and Aperture Discover Equity Fund were $303,539, $80,982 and $8,748, respectively.

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the period ended December 31, 2019, were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
New World Opportunities Fund*	$535,067,305	$211,805,356	$54,379,784	$45,732,103
Endeavour Equity Fund**	30,001,755	8,719,259	–	–
Discover Equity Fund***	–	–	–	–

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

*	Commenced operations on March 18, 2019.
**	Commenced operations on September 30, 2019.
***	Commenced operations on December 30, 2019.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings as appropriate, in the period that the differences arise.

There are no permanent differences charged to paid-in capital for the year or period ended December 31, 2019. Other book/tax differences that are not charged to paid-in capital are attributable to foreign currency and swap income.

The tax character of dividends and distributions declared during the last fiscal year were as follows:

		Ordinary Income	Long-Term Capital Gain	Total
New World Opportunities Fund	2019	$11,437,008	$—	$11,437,008
Endeavour Equity Fund	2019	—	—	—
Discover Equity Fund	2019	—	—	—

As of December 31, 2019, the components of accumulated losses on a tax basis were as follows:

	New World Opportunities Fund	Endeavour Equity Fund	Discover Equity Fund
Undistributed Ordinary Income	$184,488	$63,412	$1,029
Undistributed Long-Term Capital Gains	—	—	1,543
Capital Loss Carryforwards	(4,012,623)	—	—
Unrealized Appreciation	3,908,694	2,162,892	6
Other Temporary Differences	(585,941)	(49)	—

Total Distributable Earnings (Loss)	$(505,382)	$2,226,255	$2,578

For Federal income tax purposes, capital loss carryforwards may be carried forward indefinitely and applied against all future capital gains. Losses carried forward are as follows:

	Short-Term Loss	Long-Term Loss	Total
New World Opportunities Fund	$3,394,061	$618,562	$4,012,623

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at December 31, 2019, are as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
New World Opportunities Fund	$336,464,426	$8,244,391	$(4,335,697)	$3,908,694
Endeavour Equity Fund	26,073,345	2,473,554	(310,662)	2,162,892
Discover Equity Fund	1,848,989	6	—	6

10. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. The Funds shares are not a bank deposit and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Active Management Risk (Discover Equity Fund) – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Below Investment Grade Fixed Income Securities (Junk Bond) Risk (New World Opportunities Fund) – Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities Risk (New World Opportunities Fund) – Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

Credit Risk (New World Opportunities Fund) – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk (All Funds) – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, each Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in each Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk (New World Opportunities Fund and Endeavour Equity Fund) – Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk (All Funds) – Each Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described elsewhere in this section. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause each Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of each Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Each Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk (New World Opportunities Fund) – The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Emerging Markets/Foreign Investment Risk (New World Opportunities Fund and Endeavour Equity Fund) – The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. The New World Opportunities Fund’s exposure to these risks is heightened as a result of the New World Opportunities Fund investing primarily in emerging market countries.

Environmental, Social and Governance Risk (Endeavour Equity Fund and Discover Equity Fund) – The Adviser may consider certain ESG factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some market opportunities available to funds that do not use ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors.

Equity Market Risk (New World Opportunities Fund and Endeavour Equity Fund) – The risk that stock prices will fall over short or extended periods of time.

ETF Risk (Discover Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Extension Risk (New World Opportunities Fund) – The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk (New World Opportunities Fund) – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment Risk (Discover Equity Fund) – The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Foreign Sovereign Debt Securities Risk (New World Opportunities Fund) – The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Interest Rate Risk (New World Opportunities Fund) – The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Interest rate risk may be heightened for investments in emerging market countries.

Investment Company Risk (New World Opportunities Fund) – When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their net asset value (“NAV”). As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

IPO Risk (Discover Equity Fund) – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Large Purchase and Redemption Risk (Discover Equity Fund) – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Leverage Risk (All Funds) – A Funds’ use of derivatives may result in the Funds’ total investment exposure substantially exceeding the value of their portfolio securities and the Funds’ investment returns depending substantially on the performance of securities that the Funds may not directly own. The use of leverage can amplify the effects of market volatility on the Funds’ share price and may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations. The Funds’ use of leverage may result in a heightened risk of investment loss.

Liquidity Risk (All Funds) – The risk that certain securities may be difficult or impossible to sell at the time and price that the Funds would like. The Funds may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Funds’ management or performance. Liquidity risk may be heightened in the emerging market countries in which the Funds invest, as a result of their markets being less developed.

Long-Term Investment Strategy Risk (Discover Equity Fund) – Under normal circumstances, the Fund intends to hold securities for long periods (typically over

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

two years). This investment style may cause the Fund to lose money or underperform compared to the Index or other mutual funds over the short or medium terms. The Fund also may underperform in the long term even though it intends to hold securities for long periods. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- and medium-term fluctuations in the value of the Fund’s portfolio.

Market Risk (All Funds) – The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

New Fund Risk (All Funds) – Because the Funds are new, investors in the Funds bear the risk that the Funds may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Funds being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversified Risk (Endeavour Equity Fund and Discover Equity Fund) – The Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to their investments in those securities.

Prepayment Risk (New World Opportunities Fund) – The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Reverse Repurchase Agreements Risk (New World Opportunities Fund) – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon time and price. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities.

Short Sales Risk (Endeavour Equity Fund and Discover Equity Fund) – A short sale involves the sale of a security that the Funds do not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Funds to the risk that they will be required to buy the security sold short (also known as “covering” the short

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

position) at a time when the security has appreciated in value, thus resulting in a loss to the Funds. Investment in short sales may also cause the Funds to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Funds’ share price. The Funds may also take a short position in a derivative instrument, which involves the risk of a theoretically unlimited increase in the value of the underlying instrument and a potentially unlimited loss.

Small and Medium Capitalization Risk (All Funds) – The risk that small and medium capitalization companies in which the Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded OTC or listed on an exchange.

U.S. Government Securities Risk (New World Opportunities Fund) – Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

11. Other:

At December 31, 2019, the percentage of total shares outstanding held by shareholders for the Funds, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Aperture New World Opportunities Fund, Institutional Shares	4	70%
Aperture New World Opportunities Fund, Class X Shares	1	100%
Aperture Endeavour Equity Fund, Institutional Shares	3	79%
Aperture Endeavour Equity Fund, Class X Shares	1	100%
Aperture Discover Equity Fund, Institutional Shares	2	95%
Aperture Discover Equity Fund, Class X Shares	1	100%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Fund

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of December 31, 2019.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III

and the Shareholders of Aperture New World Opportunities Fund,

Aperture Endeavour Equity Fund, and Aperture Discover Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, and Aperture Discover Equity Fund, each a series of shares of beneficial interest in The Advisors’ Inner Circle Fund III (the “Funds”), including the schedules of investments, as of December 31, 2019, and the related statements of operations and changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations and Changes In Net Assets and Financial Highlights Presented
Aperture New World Opportunities Fund

For Institutional Shares: the period from March 18, 2019 (commencement of operations) through December 31, 2019.

For Class X Shares: the period from September 13, 2019 (commencement of operations) through December 31, 2019.

Aperture Endeavour Equity Fund	For the period from September 30, 2019 (commencement of operations) through December 31, 2019.
Aperture Discover Equity Fund	For the period from December 30, 2019 (commencement of operations) through December 31, 2019.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, other appropriate parties, and brokers and by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in The Advisors’ Inner Circle Fund III since 2019.

Philadelphia, Pennsylvania

March 2, 2020

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2019 to December 31, 2019.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES – concluded

	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratios	Expenses Paid During Period
Aperture New World Opportunities Fund — Institutional Shares
Actual Fund Return	$1,000.00	$1,015.00	0.50%	$2.54
Hypothetical 5% Return	$1,000.00	$1,022.68	0.50%	$2.55(1)
Aperture New World Opportunities Fund — Class X Shares
Actual Fund Return	$1,000.00	$1,025.20	0.03%	$0.10(2)
Hypothetical 5% Return	$1,000.00	$1,025.03	0.03%	$0.17(1)
Aperture Endeavour Equity Fund — Institutional Shares
Actual Fund Return	$1,000.00	$1,079.00	0.44%	$1.15(3)
Hypothetical 5% Return	$1,000.00	$1,022.99	0.44%	$2.24(1)
Aperture Endeavour Equity Fund — Class X Shares
Actual Fund Return	$1,000.00	$1,077.00	0.47%	$1.23(3)
Hypothetical 5% Return	$1,000.00	$1,022.83	0.47%	$2.40(1)
Aperture Discover Equity Fund — Institutional Shares
Actual Fund Return	$1,000.00	$1,001.00	–%	$–(4)
Hypothetical 5% Return	$1,000.00	$1,006.81	–%	$–(1)
Aperture Discover Equity Fund — Class X Shares
Actual Fund Return	$1,000.00	$1,001.00	–%	$–(4)
Hypothetical 5% Return	$1,000.00	$1,025.21	–%	$–(1)

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(2)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 109/365 (to reflect the period since inception to the period ended December 31, 2019).

(3)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period since inception to the period ended December 31, 2019).

(4)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 1/365 (to reflect the period since inception to the period ended December 31, 2019).

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 33 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

may be an “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-514-7557. The following chart lists Trustees and Officers as of December 31, 2019.

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Funds Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

Other Directorships Held In the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Aperture New World Opportunities Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on December 7, 2018 (the “December 2018 Meeting”) to decide whether to approve the Fund’s investment advisory agreement (the “Original Agreement”) for an initial two-year term. Additionally, (1) a Board meeting was held on March 14, 2019 (the “March 2019 Meeting”) to decide whether to approve an amendment and restatement of the Original Agreement (the “First Amended Agreement”) to change the initial period over which the Fund’s performance is measured for purposes of determining the performance adjustment to the Fund’s advisory fee; (2) a Board meeting was held on June 27, 2019 (the “June 2019 Meeting”) to decide whether to approve a second amendment and restatement of the Original Agreement (the “Second Amended Agreement”) to make non-material changes to the agreement to clarify that, under certain conditions, the Adviser is permitted to perform certain administrative and non-discretionary investment advisory functions under the agreement through one or more of its affiliates; and (3) a Board meeting was held on December 12, 2019 (the “December 2019 Meeting,” and, together with the June 2019 Meeting and the March 2019 Meeting, the “2019 Meetings”) to decide whether to approve a third amendment and restatement of the Original Agreement (the “Third Amended Agreement,” and, together with the First Amended Agreement and the Second Amended Agreement, the “Amended Agreements”) to make non-material clarifications to certain provisions.

At the 2019 Meetings, the Board reviewed the terms of the Amended Agreements, focusing on the amendments to the Original Agreement. As part of its analysis of the terms of the Amended Agreements, the Board considered memorandums from the Adviser describing its rationales for the amendments to the Original Agreement. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that it was reasonable to take into account the conclusions that the Board made when considering and evaluating the approval of the Original Agreement at the December 2018 Meeting as part of its considerations to approve the Amended Agreements.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s approval of the Original Agreement at the December 2018 Meeting and the conclusions made by the Board when determining to approve the Original Agreement.

In preparation for the December 2018 Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Original Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the December 2018 Meeting, to help them decide whether to approve the Original Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; and (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the December 2018 Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Original Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the December 2018 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Original Agreement. In considering the approval of the Original Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

compliance history and compliance program. The Trustees reviewed the terms of the proposed Original Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information, as well as the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Investment Performance, Profitability and Economies of Scale

At the December 2018 Meeting, the Fund was new and had not commenced operations. Therefore, the Fund did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Fund’s advisory agreement.

Approval of the Original Agreement and the Amended Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Original Agreement and the Amended Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to (i) approve the Original Agreement at the December 2018 Meeting; (ii) approve the First Amended Agreement at the March 2019 Meeting; (iii) approve the Second Amended Agreement at the June 2019 Meeting; and (iv) approve the Third Amended Agreement at the December 2019 Meeting. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

Aperture Endeavour Equity Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on June 27, 2019 (the “June 2019 Meeting”) to decide whether to approve the Fund’s investment advisory agreement (the “Original Agreement”) for an initial two-year term. A Board meeting was then held on December 12, 2019 (the “December 2019 Meeting”) to decide whether to approve an amendment and restatement of the Original Agreement (the “Amended Agreement”) to make non-material clarifications to certain provisions.

At the December 2019 Meeting, the Board reviewed the terms of the Amended Agreement, focusing on the amendments to the Original Agreement. Based on the Board’s deliberations and its evaluation of factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that it was reasonable to take into account the conclusions that the Board made when considering and evaluating the approval of the Original Agreement at the June 2019 Meeting as part of its considerations to approve the Amended Agreement.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s approval of the Original Agreement at the June 2019 Meeting and the conclusions made by the Board when determining to approve the Original Agreement.

In preparation for the June 2019 Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Original Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the June 2019 Meeting, to help them decide whether to approve the Original Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds;

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

(vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June 2019 Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Original Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the June 2019 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Original Agreement. In considering the approval of the Original Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Original Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Investment Performance, Profitability and Economies of Scale

At the June 2019 Meeting, the Fund was new and had not commenced operations. Therefore, the Fund did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Fund’s advisory agreement.

Approval of the Original Agreement and the Amended Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Original Agreement and the Amended Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to (i) approve the Original Agreement at the June 2019 Meeting; and (ii) approve the Amended Agreement at the December 2019 Meeting. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

Aperture Discover Equity Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on December 12, 2019 (the “December 2019 Meeting”) to decide whether to approve the Agreement for an initial two-year term. In preparation for the December 2019 Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the December 2019 Meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and the Fund’s overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the December 2019 Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the December 2019 Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Investment Performance, Profitability and Economies of Scale

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	APERTURE FUNDS DECEMBER 31, 2019 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have a December 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2019, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)	Foreign Tax Credit(6)	Qualified Business Income(7)
Aperture New World Opportunities Fund
0.00%	100.00%	100.00%	0.80%	0.35%	0.00%	6.05%	0.00%	0.15%	0.00%
Aperture Endeavour Equity Fund
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Aperture Discover Equity Fund
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

1.

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

6.

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended December 31, 2019. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2019.

7.	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2019. Complete information will be computed and reported with your 2019 Form 1099-DIV.

Aperture New World Opportunities Fund

Aperture Endeavour Equity Fund

Aperture Discover Equity Fund

Fund P.O. Box 219009

Kansas City, MO 64121-9009

1-888-514-7557

Investment Adviser:

Aperture Investors, LLC

250 West 55th Street, 30th Floor

New York, NY 10019

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

API-AR-001-0100

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$530,415	None	None	$378,215	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$131,575(2)	None	None	$60,000(2)
(d)	All Other Fees	None	None	$196,284	None	None	$10,000

(2)	Tax return preparation fees for affiliates of the Funds.

Fees billed by BBD LLP (“BBD”) relate to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$40,400	None	None	None	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $327,859 and $70,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 9, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: March 9, 2020

*	Print the name and title of each signing officer under his or her signature.